 As Filed with the Securities and Exchange Commission on October 25, 1996
                                                       Registration No. 33-97852

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         Post-Effective Amendment No. 2 to

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                          SOUTHLAND SEPARATE ACCOUNT L1
                              (Exact name of trust)

                        SOUTHLAND LIFE INSURANCE COMPANY
                               (Name of depositor)

                          5780 Powers Ferry Road, N.W.
                                Atlanta, GA 30340
         (Complete address of depositor's principal executive offices)

      (Name and complete address
       of agent for service)                           Copy to:
      B. Scott Burton, Esq.                     Stephen E. Roth, Esq.
      Associate General Counsel                 Sutherland, Asbill & Brennan
      Southland Life Insurance Company          1275 Pennsylvania Avenue, N.W.
      5780 Powers Ferry Road, N.W.              Washington, DC  20004-2404
      Atlanta, GA  30340

                  Approximate date of proposed public offering:
 As soon as practicable after the effective date of this Registration Statement

    Securities Being Offered: Individual Variable Life Insurance Contracts Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has elected to register an indefinite amount of the securities being offered. The $500 registration fee pursuant to Rule 24f-2 was paid with the initial filing on October 6, 1995.

It is proposed that this filing will become effective:

     [X]   immediately upon filing pursuant to paragraph (b)
     [_]   on (date) pursuant to paragraph (b)

     [_]   60 days after filing pursuant to paragraph (a)(1)
     [_]   on (date) pursuant to paragraph (a)(1) of rule (485)
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          SOUTHLAND SEPARATE ACCOUNT L1
                        SOUTHLAND LIFE INSURANCE COMPANY

                Cross Reference to Items Required by form N-8B-2

N-8B-2 Item         Caption in Prospectus
-----------         ---------------------

1                   Cover Page
2                   Cover Page
3                   Not applicable
4                   Distribution of the Policies
5                   The Variable Account
6                   The Variable Account
7                   Not applicable
8                   The Variable Account
9                   Legal Proceedings
10                  Summary and Diagram; Facts About the Policy; Withdrawals;
                    Surrenders; Your Right to Transfer; Right to Convert Policy;
                    Premiums and Allocations; Reinstatement; Voting Privileges;
                    Authority to Change Policy Terms
11                  The Portfolios
12                  The Portfolios
13                  Policy Charges and Fees
14                  Facts About the Policy
15                  Premiums and Allocations--Crediting Premiums
16                  The Portfolios
17                  Withdrawals; Surrenders; When We Make Payments
18                  The Variable Account
19                  Reports to Owners
20                  Authority to Change Policy Terms; Other Policy Provisions
21                  Policy Loans
22                  Not applicable
23                  Southland's Directors and Officers
24                  Not applicable
25                  Facts About Southland and the Variable Account
26                  Policy Charges and Fees
27                  Facts About Southland and the Variable Account
28                  Southland's Directors and Officers
29                  Facts About Southland and the Variable Account
30                  Not applicable
31                  Not applicable
32                  Not applicable
33                  Not applicable
34                  Not applicable
35                  Facts About Southland and the Variable Account

36                  Not applicable
37                  Not applicable
38                  Distribution of the Policies
39                  Distribution of the Policies
40                  Distribution of the Policies
41                  Distribution of the Policies
42                  Not applicable
43                  Not applicable
44                  Subaccount Accumulation Value; Facts About the Policy
45                  Not applicable
46                  Subaccount Accumulation Value; Facts About the Policy
47                  The Variable Account; The Portfolios
48                  Facts About Southland and the Variable Account
49                  Not applicable
50                  Not applicable
51                  Facts About the Policy; Distribution of the Policies
52                  Changes Relating to the Variable Account
53                  Federal Tax Considerations
54                  Not applicable
55                  Hypothetical Illustrations
56                  Not applicable
57                  Not applicable
58                  Not applicable
59                  Financial Statements

               A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED AND
                         VARIABLE LIFE INSURANCE POLICY
                                    issued by
                      Southland Life Insurance Company and
                          Southland Separate Account L1

                 5780 Powers Ferry Road, N.W., Atlanta, GA 30340
                                 (770) 980-5100

This prospectus describes a flexible premium adjustable combination fixed and variable life insurance policy (the "Policy") offered by Southland Life Insurance Company ("Southland," "we," "us," or the "Company"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefits payable under the Policy. This flexibility allows the purchaser ("you," "your," or the "Owner") to provide for changing insurance needs under a single insurance policy.

The Owner may allocate net premiums and Policy values to one or more of the Subaccounts of Southland Separate Account L1 (the "Variable Account") or to the Guaranteed Interest Account, or to both within certain limits. Twenty-one (21) Subaccounts are currently available under the Policy. The Subaccounts invest in shares of corresponding Portfolios of The Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, and INVESCO Variable Investment Funds, Inc. The Guaranteed Interest Account guarantees a minimum fixed rate of interest.

The Accumulation Value will vary daily with the investment results of the Subaccounts and interest credited to any Guaranteed Interest Account allocations. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Subaccounts.

You can select from two death benefit options available under the Policy: a level death benefit ("Stated Death Benefit or death benefit type A") and an increasing death benefit ("Stated Death Benefit Plus Accumulation Value or death benefit type B"). See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page
49. Southland guarantees that the death benefit will never be less than the Stated Death Benefit (less any unrepaid policy loans and past due charges) so long as the Policy is in force.

The Policy provides for a Cash Surrender Value that can be obtained by surrendering the Policy. Because this value is based on the performance of the Portfolios, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. The Policy also provides for Policy loans and permits Withdrawals within limits.

It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or convert it to a life insurance policy with benefits that do not vary with the investment results of a separate account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus sets forth concisely the information you should know before deciding to purchase a Policy. It should be retained for future reference.

This prospectus must be accompanied or preceded by current prospectuses for the Portfolios. The Portfolio prospectuses should be read in conjunction with this prospectus.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

DEFINITIONS..................................................................1

SUMMARY AND DIAGRAM..........................................................6

HISTORICAL PERFORMANCE INFORMATION..........................................11

HYPOTHETICAL ILLUSTRATIONS..................................................21

FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT..............................29
         THE VARIABLE ACCOUNT...............................................29
         THE PORTFOLIOS.....................................................30
         CHANGES RELATING TO THE VARIABLE ACCOUNT...........................33

FACTS ABOUT THE POLICY......................................................34
         PREMIUMS AND ALLOCATIONS...........................................34
         YOUR ACCUMULATION VALUE............................................39
         YOUR RIGHT TO TRANSFER.............................................42
         DOLLAR COST AVERAGING FACILITY.....................................43
         AUTOMATIC REBALANCING..............................................44
         WITHDRAWALS........................................................45
         SURRENDERS.........................................................47
         POLICY LOANS.......................................................47
         TELEPHONE PRIVILEGES...............................................49
         DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE....................49
         MATURITY BENEFIT...................................................55
         PAYMENT OPTIONS....................................................55
         WHEN WE MAKE PAYMENTS..............................................55

THE GUARANTEED INTEREST ACCOUNT.............................................56

POLICY CHARGES AND FEES.....................................................57
         CHARGES DEDUCTED FROM PREMIUMS.....................................57
         SURRENDER CHARGE...................................................58
         MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE................61
         OTHER ADMINISTRATIVE CHARGES.......................................63
         CHARGES DEDUCTED FROM THE SUBACCOUNTS..............................64
         PORTFOLIO EXPENSES.................................................64
         PERSISTENCY REFUND.................................................64
         GROUP OR SPONSORED ARRANGEMENTS....................................65

ADDITIONAL POLICY INFORMATION...........................................66
         THE OWNER......................................................66
         THE BENEFICIARY................................................66
         CHANGE OF OWNER OR BENEFICIARY.................................66
         RIGHT TO CONVERT POLICY........................................67
         REINSTATEMENT..................................................67
         OTHER POLICY PROVISIONS........................................67
         AUTHORITY TO CHANGE POLICY TERMS...............................68

ADDITIONAL BENEFITS.....................................................68
         ACCIDENTAL DEATH BENEFIT RIDER.................................68
         ADJUSTABLE TERM INSURANCE RIDER................................69
         ADDITIONAL INSURED RIDER.......................................70
         CHILDREN'S INSURANCE RIDER.....................................70
         EXCHANGE OF INSURED RIDER......................................70
         GUARANTEED INSURABILITY RIDER..................................71
         WAIVER OF THE COST OF INSURANCE RIDER..........................71
         WAIVER OF SPECIFIED PREMIUM RIDER..............................71
         GUARANTEED MINIMUM DEATH BENEFIT RIDER.........................71

FEDERAL TAX CONSIDERATIONS..............................................71

OTHER INFORMATION.......................................................75
         REPORTS TO OWNERS..............................................75
         DISTRIBUTION OF THE POLICIES...................................76
         VOTING PRIVILEGES..............................................76
         LEGAL PROCEEDINGS..............................................77
         SOUTHLAND'S DIRECTORS AND OFFICERS.............................79
         EXPERTS........................................................82
         LEGAL MATTERS..................................................82
         FINANCIAL STATEMENTS...........................................82

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

                                   DEFINITIONS


Accumulation Value: The "Accumulation Value" is the combined value of your Policy in all of the Subaccounts of the Variable Account, the Guaranteed Interest Account and the values held in the General Account to secure Policy loans.

Adjustable Term Insurance Rider: The "Adjustable Term Insurance Rider" is available to add death benefit coverage to your Policy. The amount of death benefit coverage provided under this rider is the difference between the Base Death Benefit and the Target Death Benefit.

Age: The Insured's "Age" at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy Years elapsed since the Policy Date.

Base Death Benefit: The "Base Death Benefit" depends on the death benefit type you choose. Under type A, the Base Death Benefit is the greater of Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death. See "DEATH BENEFITS AND CHANGES IN DEATH BENEFIT TYPE," page 49.

Beneficiary: The "Beneficiary" is the person to whom the death benefit (payable on the death of an Insured) is paid.

Cash Surrender Value: The "Cash Surrender Value" of the Policy on any Valuation Day is the Net Accumulation Value minus any Surrender Charge that would apply that day.

Code:  The "Code" is the Internal Revenue Code of 1986, as amended.

Customer Service Center: The Southland "Customer Service Center" is the Company's offices at P.O. Box 173789, Denver, CO 80217-3789. For overnight delivery, the address is 8515 East Orchard Road, 9T2, Denver, CO 80111.

Death Benefit: The "Death Benefit" is the Base Death Benefit plus any additional life insurance proceeds provided by any riders. If the Adjustable Term Insurance Rider is in effect, the Death Benefit is equal to the Target Death Benefit plus any additional life insurance proceeds provided by any other riders.

Death Proceeds: The "Death Proceeds" are the proceeds payable to the Beneficiary by us upon due proof of death of the Insured while the Policy is in force equal to: [1] the Base Death Benefit (or Target Death Benefit, if applicable); plus [2] any additional life insurance proceeds provided by any riders; minus [3] any outstanding Policy Debt; minus [4] any monthly deductions due and not yet deducted.

Free Look Period: The "Free Look Period" is the period during which you may return the Policy and receive a refund or cancel an increase in Stated Death Benefit. See "Free Look Period," page 35.

General Account: The "General Account" represents our corporate assets other than those segregated in any separate account established by us.

Gross Withdrawal: A "Gross Withdrawal" is the total of the amount of a Withdrawal plus any applicable Withdrawal Transaction Charge and any applicable Surrender Charge.

Guaranteed Interest Account: The "Guaranteed Interest Account" is a part of our General Account, to which a portion of the Accumulation Value may be allocated and which provides guarantees of principal and interest.

Guaranteed Interest Account Accumulation Value: The "Guaranteed Interest Account Accumulation Value" is the value under the Policy in the Guaranteed Interest Account.

Guaranteed Minimum Death Benefit: The "Guaranteed Minimum Death Benefit" is an optional provision of the Policy provided by a rider which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Cash Surrender Value, provided certain conditions are met.

Guarantee Period: The "Guarantee Period" is the period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The Policy offers two Guarantee Period options: (1) 10 Policy Years or to the date the Insured reaches age 65, whichever is later; or (2) the lifetime of the Insured up to the Maturity Date. The Guarantee Period will terminate prior to the selected date any time the required premiums have not been paid or on any Monthly Processing Date that the Net Accumulation Value is not diversified according to our requirements.

Insured:  The "Insured" means the person upon whose life the Policy is issued.

Maturity Date: The "Maturity Date" for the Policy is the Policy Anniversary on which the Insured's age is 100.

Monthly Processing Date: The "Monthly Processing Date" is the date each month on which the monthly deductions from the Accumulation Value are deducted. See "Monthly Deductions," page 61. The first Monthly Processing Date will be the Policy Date or the date on which the initial Net Premium is allocated to your Policy, if later. Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Day, in which case the Monthly Processing Date occurs on the next Valuation Day.

Net Accumulation Value: The "Net Accumulation Value" on any Valuation Day is the Accumulation Value on that day less Policy loans (and interest thereon) and if other than the Monthly Processing Date, the monthly deduction that would be deducted on the next Monthly Processing Date.

Net Premium: The "Net Premium" is the premium amount paid less any sales and tax charges. These charges are deducted from each premium before the premium is applied to your Accumulation Value.

No-Lapse Premium: The "No-Lapse Premium" is a benchmark monthly premium calculated for each Policy based on the Age, sex and rate class of the Insured, the requested Stated Death Benefit and any supplemental benefits. It is used for purposes of the No-Lapse Guarantee.

No-Lapse Guarantee: The "No-Lapse Guarantee" refers to our guarantee to keep the Policy in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, so long as total premiums paid, less Withdrawals, are at least equal to the cumulative amount of No-Lapse Premiums for the Policy months the Policy has been in force.

Owner: The "Owner" is the person(s) who owns the Policy and who is entitled to exercise all rights and privileges provided in the Policy.

Policy Anniversary:  The "Policy Anniversary" is the first day of each Policy
Year.

Policy Date: The "Policy Date" is shown on the Schedule and is the date the Policy becomes effective.

Policy Debt: The "Policy Debt" is equal to unrepaid Policy loans (including unpaid interest added to the loan) plus accrued interest not yet due.

Policy Year: Each "Policy Year" starts on the same day and month as the Policy Date.

Portfolio: A "Portfolio" refers to a series of a mutual fund in which assets of a corresponding Subaccount are invested.

SEC:  The "SEC" is the Securities and Exchange Commission.

Stated Death Benefit: The "Stated Death Benefit" is a dollar amount used to determine the death benefit under the Policy. On any day, it is the initial Stated Death Benefit, as adjusted for any subsequent increases or decreases that have taken effect.

Subaccount: A "Subaccount" is a subdivision of the Variable Account, the assets of which are invested in a corresponding Portfolio.

Subaccount Accumulation Value: The "Subaccount Accumulation Value" is the value under a Policy in a particular Subaccount.

Surrender: A "Surrender" is a Written Request for the Cash Surrender Value that terminates the Policy.

Target Death Benefit: The "Target Death Benefit" is the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy. The Target Death Benefit depends on the death benefit type you choose. Under type A, the Target Death Benefit is equal to the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy. Under type B, the Target Death Benefit is equal to the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy plus the Accumulation Value.

Target Premium: The "Target Premium" refers to an annualized premium amount we use to calculate the sales load charge, the sales surrender charge and the cost of insurance charge. A Target Premium is determined for the initial Stated Death Benefit, and an additional Target Premium is determined for each increase in Stated Death Benefit. The Target Premium generally is less than planned premiums for a Policy Year. It may be more or less than the No-Lapse Premium for a Policy Year, depending on the supplemental benefits added to the Policy.

Valuation Day: For each Subaccount, a "Valuation Day" is each day on which the New York Stock Exchange and Southland's Customer Service Center are both open for business except for a day that a Subaccount's corresponding Portfolio does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Southland's Customer Service Center is normally not open on the following days: the Monday before New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Tuesday; the Friday after New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday; and the Friday after Thanksgiving Day.

Valuation Period: A "Valuation Period" begins at 4:00 p.m. Eastern time on a Valuation Day and ends at 4:00 p.m. Eastern time on the next succeeding Valuation Day.

We, us, our, Southland and the Company: "We," "us," "our," "Southland," and "the Company" refer to Southland Life Insurance Company.

Withdrawal: A "Withdrawal" refers to the surrender of a portion of the Net Accumulation Value.

Written Notice or Written Request: A "Written Notice" or "Written Request" is a notice or request in a form satisfactory to the Company which is signed by the Owner and received at the Customer Service Center.

You and your:  "You" and "your" refer to the Owner of the Policy.

                               SUMMARY AND DIAGRAM

The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy pays premiums for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Cash Surrender Value during the early Policy Years may be substantially lower than the premiums paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit of a Policy may, and the Accumulation Value will, increase or decrease to reflect the investment performance of the Subaccounts to which Accumulation Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. Nonetheless, Southland guarantees to keep the Policy in force during the first three (3) Policy Years so long as the No-Lapse Premium requirement has been met and Policy Debt is not excessive. See "THREE-YEAR GUARANTEE," page 37. Otherwise, if the Cash Surrender Value is insufficient to pay charges due, the Policy will lapse without value after a grace period. See "PREMIUMS TO PREVENT LAPSE," page 37.

Purpose of the Policy

The Policy is designed to be a long-term investment providing significant insurance benefits. The Policy should be considered in conjunction with other insurance policies owned by the Owner. It may not be advantageous to replace existing insurance policies with the Policy.

Tax Considerations

Southland intends for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." Southland will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "FEDERAL TAX CONSIDERATIONS," page 71.

Free Look Period and Conversion Right

For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund equal to all premiums paid. See "FREE LOOK PERIOD," page 35. Until the end of this limited period, Net Premiums paid will be invested in the Subaccount investing in the VIP Money Market Portfolio. See "NET PREMIUM ALLOCATIONS," page 38. For a limited time after an increase in Stated Death Benefit takes effect, you have the right to cancel the increase. See "Changes in Death Benefit," page 51. At any time within the first 24 Policy Months (or first 24 Policy Months after an increase in Stated Death Benefit), you may convert your Policy to a flexible premium (non-variable) adjustable life insurance policy. See "RIGHT TO CONVERT POLICY," page 67.

Owner Inquiries

If you have any questions, you may write to us at the Customer Service Center or call us at (800) 224-3035.

Diagram

The following diagram illustrates how the Policy works.

                                DIAGRAM OF POLICY

--------------------------------------------------------------------------------
                                PREMIUM PAYMENTS
* You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premiums. See "Planned Premiums" for rules and limits.

* Minimum initial premium and planned premium depend on the Insured's Age, sex, underwriting class, Stated Death Benefit selected, and any supplemental riders.

*   Unplanned premiums may be made, within limits.  See "Premiums."

* Under certain circumstances, extra premiums may be required to prevent lapse. See "Premiums to Prevent Lapse."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS
* For sales load (currently 4% of premiums up to an amount equal to 10 Target Premiums and, after an increase in Stated Death Benefit, 4% of premiums up to 10 Target Premiums for that increase - this is guaranteed never to exceed 4% of premiums paid).

*   For state premium tax (2.5% of premiums).

*   For DAC tax (1.5% of premiums).  See "Policy Charges and Fees."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  NET PREMIUMS
* You direct the allocation of Net Premiums among 21 Subaccounts of the Variable Account and the Guaranteed Interest Account. See "Net Premium Allocations" for rules and limits and applicable charges.

* The Subaccounts invest in corresponding portfolios ("Funds") of The Alger American Fund ("Alger"), Fidelity Variable Insurance Products Fund ("VIP Fund"), Fidelity Variable Insurance Products II Fund ("VIP II Fund"), Janus Aspen Series ("Janus"), and INVESCO Variable Investment Funds ("INVESCO"). See "The Portfolios." Funds available are:

    Alger - American Small Capitalization Portfolio           Fidelity - VIP II Fund - Asset Manager Portfolio
    Alger - American MidCap Growth Portfolio                  Fidelity - VIP II Fund - Index 500 Portfolio
    Alger - American Growth Portfolio                         Janus - Growth Portfolio
    Alger - American Leveraged AllCap Portfolio               Janus - Aggressive Growth Portfolio
    Fidelity - VIP Fund - High Income Portfolio               Janus - Worldwide Growth Portfolio
    Fidelity - VIP Fund - Money Market Portfolio              Janus - International Growth Portfolio
    Fidelity - VIP Fund - Equity-Income Portfolio             Janus - Balanced Portfolio
    Fidelity - VIP Fund - Growth Portfolio                    Janus - Short-Term Bond Portfolio
    Fidelity - VIP Fund - Overseas Portfolio                  INVESCO - Industrial Income Portfolio
    Fidelity - VIP II Fund - Contrafund Portfolio             INVESCO - Utilities Portfolio
    Fidelity - VIP II Fund - Investment Grade Bond Portfolio


* Interest is credited on amounts allocated to the Guaranteed Interest Account at a minimum guaranteed rate of 3.5%. See "The Guaranteed Interest Account" and "Your Right to Transfer" for rules and limits on Guaranteed Interest Account allocations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS

* Monthly deduction for cost of insurance, $20 initial monthly charge during the first Policy Year, $6 monthly charge for administrative expenses, and supplemental benefit charges. See "Policy Charges and Fees."

* Daily charge at an annual rate of 0.90% from assets in the Subaccounts for mortality and expense risks. See "Charges Deducted From the Subaccounts." This charge is not deducted from Guaranteed Interest Account Accumulation Value.

* If the Guaranteed Minimum Death Benefit provision is elected, a current charge of $0.005 (guaranteed to be no greater than $0.01) per thousand of Stated Death Benefit is deducted on each Monthly Processing Date. See "Monthly Deductions From Your Net Accumulation Value."

* Investment advisory fees and fund expenses are deducted from the assets of each Fund. See "Portfolio Expenses."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              ACCUMULATION VALUE
* Is the amount in the Subaccounts and in the Guaranteed Interest Account credited to your Policy plus the values held in the General Account to secure Policy Debt. It is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on any Guaranteed Interest Account allocations, charges deducted and other Policy transactions (such as Policy loans, transfers and withdrawals). See "Your Accumulation Value," "Guaranteed Interest Account Accumulation Value," and "Subaccount Accumulation Value."

* Varies from day to day. There is no minimum guaranteed Accumulation Value. The Policy may lapse if the Cash Surrender Value is insufficient to cover the monthly deduction then due.

* Accumulation Value can be transferred among the Subaccounts and the Guaranteed Interest Account. See "Your Right to Transfer" for rules and limits. Policy loans reduce the amount available for allocations and transfers.

* Dollar cost averaging and automatic rebalancing programs are available. See "Dollar Cost Averaging Facility" and "Automatic Rebalancing."

* Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value, Net Accumulation Value, and the Death Benefit used to determine Death Proceeds.

* A persistency refund may be credited each month the Policy or a coverage segment of Stated Death Benefit remains in force after the tenth Policy Anniversary. The persistency refund is equivalent to 0.35% on an annualized basis (0.02917% monthly) of the Net Accumulation Value for that segment.
--------------------------------------------------------------------------------

                                 CASH BENEFITS
* Loans may be taken for amounts up to 90% of Cash Surrender Value, at a maximum net interest rate of 6%. See "Policy Loans" and "Tax Treatment of Policy Benefits."

* Withdrawals generally can be made up to 12 times a Policy Year provided there is sufficient remaining Cash Surrender Value. A Withdrawal transaction charge equal to the lesser of $25 or 2% of the amount requested for Withdrawal will apply to each Withdrawal after the first in a Policy Year. See "Withdrawals" and "Withdrawal Transaction Charge" for rules and limits. If a Withdrawal results in a decrease in Stated Death Benefit during the first 14 Policy Years or first 14 years following an increase in Stated Death Benefit, a portion of the sales surrender charge may be deducted from Net Accumulation Value. See "Surrender Charge."

*   Payment options are available. See "Payment Options."

* The Policy can be surrendered at any time for its Cash Surrender Value (Accumulation Value minus Policy Debt, any applicable Surrender Charge and the next monthly deduction).


* The surrender charge consists of an administrative surrender charge and a sales surrender charge. The administrative surrender charge is $4.00 per $1,000 of Stated Death Benefit (or increase in Stated Death Benefit) for the first nine Policy Years (or first nine years following an increase in Stated Death Benefit), and decreases annually during the following six years to $0. The sales surrender charge is equal to 46% of actual premiums paid up to one Target Premium plus 44% of premiums paid between one and two Target Premiums for the Stated Death Benefit (or increase) during the first nine Policy Years (or the first nine years following an increase in Stated Death Benefit), and decreases annually during the following six years to 0%. In any case, the maximum sales surrender charge for each death benefit segment is equal to 90% of one Target Premium (46% of one Target Premium plus 44% of premiums paid between one and two Target Premiums) for the death benefit segment. However, during the first two Policy Years (or two years following an increase in Stated Death Benefit), the sales surrender charge is limited to 26% of premiums paid up to one Target Premium, plus 6% of premiums paid between one and two Target Premiums plus 5% of premiums in excess of two Target Premiums. The sales surrender charge deducted on a Surrender of a Policy takes into account any portion of the sales surrender charge deducted on a prior decrease in Stated Death Benefit.


                                DEATH BENEFITS
* Death benefit should be excludable from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits."

* Available as lump sum or under a variety of payment options. See "Payment Options."

*   Minimum Death Benefit available is $100,000.

* Death Benefit is equal to Base Death Benefit plus any additional insurance provided by rider. If the Adjustable Term Insurance Rider is in effect, the Death Benefit is equal to the Target Death Benefit plus any additional life insurance proceeds provided by any other riders. See "Additional Benefits."

* Base Death Benefit available in two death benefit types: type A (larger of Stated Death Benefit or a multiple of Accumulation Value); or type B (larger of Stated Death Benefit plus Accumulation Value or a multiple of Accumulation Value). See "Death Benefit and Changes in Death Benefit Type."

* Flexibility to change Stated Death Benefit and to change Death Benefit type. See "Death Benefit and Changes in Death Benefit Type" for rules and limits.

* A surrender charge will apply if Stated Death Benefit is decreased upon a requested decrease or withdrawal or on surrender of the Policy, if, in any case, it occurs within 14 Policy Years after the Policy was issued or 14 years after an increase in Stated Death Benefit. See "Surrender Charge."

* One of two Guaranteed Minimum Death Benefit options to protect the Stated Death Benefit may be elected at the time of application. One option has a Guarantee Period of 10 Policy Years or to the date the Insured reaches age 65, whichever is later; and the second option has a Guarantee Period for the life of the Insured up to the Maturity Date. See "Guaranteed Minimum Death Benefits," page 52.

                       HISTORICAL PERFORMANCE INFORMATION

The following information demonstrates how the historical investment experience of the Portfolio underlying each Subaccount of the Variable Account would have affected the Cash Surrender Value, Accumulation Value and Death Benefit of a hypothetical Policy if issued on the date the Portfolio commenced operations. The historical illustrations should be distinguished from the hypothetical illustrations, which follow, which are based on assumed rates of return for the 30 years illustrated, rather than historical returns of the Portfolios. The "average annual total return" of a Portfolio shown below refers to the income generated by the Portfolio, net of Portfolio operating expenses, plus capital gains or losses, realized or unrealized, expressed on an annual basis, and has been calculated in accordance with SEC standardized rules. "Annual total return" is the actual year-by-year results of the Portfolio=s performance and is calculated in the same manner as average annual total return except that it is limited to the return for the one year period ended on the date shown. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return as the Portfolio achieved if the Portfolio's performance had been constant over the entire period. The calculation of average annual total return and annual total return assumes the investment of all dividends and other distributions in additional shares of the Portfolio. Because average annual total returns tend to smooth out variations in the return of a Portfolio, they are not the same as actual year-by-year results. Average annual total return and annual total return figures are based on historical earnings and are not intended to indicate future performance.

The following illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $250,000 Stated Death Benefit, death benefit type A, issued to a standard, non-tobacco male, Age 45. In each case, it is assumed that all premiums are and remain allocated to the Subaccount illustrated for the periods shown and that no Policy loans or Withdrawals are made during the periods shown. The amounts shown for the Cash Surrender Value, Accumulation Value and Death Benefit take into account the charges against premiums and monthly deductions (based on current cost of insurance charges) for the hypothetical Policy, the daily charge against the Variable Account for mortality and expense risks, and the Portfolio's charges and expenses during the years shown. See "POLICY CHARGES AND FEES," page 57. They are calculated as of the end of each yearly period shown.


Non-Tobacco Male, Age 45                                  Guideline Premium Test
Preferred Risk Class                                      Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

-------------------------------------------------
  Alger American Small Capitalization Portfolio
-------------------------------------------------

Portfolio Average Annual Total Return for:
1 year ended 6/30/96:                                  17.94%
5 years ended 6/30/96:                                 18.31%
Since inception (9/21/88):                             22.18%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/89          64.48%          $5,266          $3,296         $250,000
 12/31/90          8.71%            9,158           6,938          250,000
 12/31/91          57.54%          19,509          15,359          250,000
 12/31/92          3.55%           23,308          19,158          250,000
 12/31/93          13.28%          29,827          25,677          250,000
 12/31/94          -4.38%          31,303          27,153          250,000
 12/31/95          44.31%          49,617          45,467          250,000


------------------------------------------
  Alger American MidCap Growth Portfolio
------------------------------------------

Portfolio Average Annual Total Return for:
     1 year ended 6/30/96:                             23.13%
     Since inception (5/3/93):                         27.15%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/94          -1.54%          $2,924           $ 954         $250,000
 12/31/95          44.45%           8,964           6,744          250,000

-----------------------------------
  Alger American Growth Portfolio
-----------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         16.01%
         5 years ended 6/30/96:                        19.99%
         Since inception (9/21/88):                    19.83%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/89           1.30%          $3,024          $1,054         $250,000
 12/31/90           1.69%           6,270           4,050          250,000
 12/31/91           0.52%           9,373           5,223          250,000
 12/31/92           0.33%          12,452           8,302          250,000
 12/31/93          22.47%          19,060          14,910          250,000
 12/31/94           1.45%          22,373          18,223          250,000
 12/31/95          36.37%          34,743          30,593          250,000

---------------------------------------------
  Alger American Leveraged AllCap Portfolio
---------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         33.89%
         Since inception (1/25/95):                    58.96%

------------------------------------------
  Fidelity - VIP Fund - Growth Portfolio
------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         21.09%
         5 years ended 6/30/96:                        19.93%
         Since inception (10/9/86):                    15.22%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/87           3.66%          $3,107          $1,137         $250,000
 12/31/88          15.58%           7,284           5,064          250,000
 12/31/89          31.51%          13,744           9,594          250,000
 12/31/90         -11.73%          14,737          10,587          250,000
 12/31/91          45.51%          26,053          21,903          250,000
 12/31/92           9.32%          31,752          27,602          250,000
 12/31/93          19.37%          41,485          37,335          250,000
 12/31/94          -0.02%          44,388          40,238          250,000
 12/31/95          35.36%          64,370          60,220          250,000

----------------------------------------
     Fidelity - VIP Fund - Overseas
                Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         13.02%
         5 years ended 6/30/96:                        10.11%
         Since inception (1/28/87):                     7.72%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/88           8.13%          $3,263          $1,293         $250,000
 12/31/89          26.28%           8,200           5,980          250,000
 12/31/90          -1.67%          11,046           6,896          250,000
 12/31/91           8.00%          15,239          11,089          250,000
 12/31/92          -10.72%         16,239          12,089          250,000
 12/31/93           37.35%         26,614          22,464          250,000
 12/31/94            1.72%         30,079          25,929          250,000
 12/31/95            9.68%         36,294          32,144          250,000

----------------------------------------
   Fidelity - VIP Fund - Money Market
               Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         5.55%
         5 years ended 6/30/96:                        4.54%
         10 years ended 6/30/96:                       5.99%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/85           8.11%          $3,263          $1,293         $250,000
 12.31/86           6.70%           6,855           4,635          250,000
 12/31/87           6.44%          10,573           6,423          250,000
 12/31/88           7.39%          14,644          10,494          250,000
 12/31/89           9.12%          19,307          15,157          250,000
 12/31/90           8.04%          24,124          19,974          250,000
 12/31/91           6.09%          28,763          24,613          250,000

 12/31/92           3.90%          32,996          28,846          250,000
 12/31/93           3.23%          37,272          33,122          250,000
 12/31/94           4.25%          42,079          38,622          250,000
 12/31/95           5.87%          48,153          45,386          250,000

----------------------------------------
 Fidelity - VIP II Fund - Asset Manager
               Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         16.58%
         5 years ended 6/30/96:                        11.33%
         Since inception (9/6/89):                     11.29%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/90           6.72%          $3,214          $1,244         $250,000
 12/31/91          22.56%           7,884           5,664          250,000
 12/31/92          11.71%          12,264           8,114          250,000
 12/31/93          21.23%          18,635          14,485          250,000
 12/31/94          -6.09%          20,278          16,128          250,000
 12/31/95          16.96%          27,286          23,136          250,000

------------------------------------------------
  Fidelity - VIP II Fund - Index 500 Portfolio
------------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         25.88%
         Since inception (8/27/92):                    16.19%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/93           9.74%          $3,320          $1,350         $250,000
 12/31/94           1.04%           6,525           4,305          250,000
 12/31/95          37.19%          13,324           9,174          250,000

-----------------------------------------------
  Fidelity - VIP Fund - High Income Portfolio
-----------------------------------------------

Portfolio Average Annual Total Return for:
          1 year ended 6/30/96:                        15.54%
          5 years ended 6/30/96:                       16.33%
         10 years ended 6/30/96:                       10.98%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/86          17.68%          $3,600          $1,630         $250,000
 12/31/87           1.22%           6,819           4,599          250,000
 12/31/88          11.64%          11,074           6,924          250,000
 12/31/89          -4.17%          13,494           9,344          250,000
 12/31/90          -2.23%          16,130          11,980          250,000
 12/31/91          35.08%          26,019          21,869          250,000
 12/31/92          23.17%          35,797          31,647          250,000
 12/31/93          20.40%          46,740          42,590          250,000
 12/31/94          -1.64%          48,940          44,790          250,000
 12/31/95          20.72%          62,819          59,361          250,000

---------------------------------------
  Fidelity - VIP Fund - Equity-Income
              Portfolio
---------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         22.08%
         5 years ended 6/30/96:                        18.95%
         Since inception (10/9/86):                    13.27%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/87          -1.13%          $2,939            $969         $250,000
 12/31/88          22.71%           7,558           5,338          250,000
 12/31/89          17.34%          12,527           8,377          250,000
 12/31/90         -15.29%          13,099           8,949          250,000
 12/31/91          31.44%          21,340          17,190          250,000

 12/31/92          16.89%          28,505          24,355          250,000
 12/31/93          18.29%          37,284          33,134          250,000
 12/31/94           7.07%          43,094          38,944          250,000
 12/31/95          35.09%          62,502          58,352          250,000


--------------------------------------------------
  Fidelity - VIP II Fund - Investment Grade Bond
                    Portfolio
--------------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         4.49%
         5 years ended 6/30/96:                        7.75%
         Since inception (12/5/88):                    8.09%

                                                   Cash
                Annual Total    Accumulation     Surrender         Death
Year Ended:        Return          Value           Value          Benefit
-----------        ------          -----           -----          -------
 12/31/89          10.26%          $3,338          $1,368         $250,000
 12/31/90           6.21%           6,901           4,681          250,000
 12/31/91          16.38%          11,660           7,510          250,000
 12/31/92           6.65%          15,693          11,543          250,000
 12/31/93          10.96%          20,799          16,649          250,000
 12/31/94          -3.76%          22,865          18,715          250,000
 12/31/95          17.32%          30,391          26,241          250,000

-------------------------------------------------
  Fidelity - VIP II Fund - Contrafund Portfolio
-------------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         21.03%
         Since inception (1/3/95):                     31.88%

------------------------------------------
       INVESCO Utilities Portfolio
------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 6/30/96:                         16.58%
         Since inception (1/1/95):                     11.75%


                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/95             9.08%               $3,297             $1,327         $250,000

-------------------------------------------
    INVESCO Industrial Income Portfolio
-------------------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         26.54%
        Since inception (8/10/94):                    21.66%


                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/95            29.25%               $4,009             $2,039         $250,000

------------------------------
    Janus Growth Portfolio
------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         26.61%
        Since inception (9/13/93):                    16.56%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/94             2.76%               $3,075             $1,105         $250,000
     12/31/95            30.17%                8,223              6,003          250,000

-----------------------------------------
    Janus Aggressive Growth Portfolio
-----------------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         33.84%
        Since inception (9/13/93):                    27.22%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/94            16.33%               $3,552             $1,582         $250,000
     12/31/95            27.48%                8,648              6,428          250,000

-----------------------------------------
    Janus Worldwide Growth Portfolio
-----------------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         40.54%
        Since inception (9/13/93):                    24.73%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/94             1.53%               $3,032             $1,062         $250,000
     12/31/95            27.37%                7,981              5,761          250,000

--------------------------------------------
    Janus International Growth Portfolio
--------------------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         41.02%
        Since inception (5/2/94):                     18.85%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/95            23.15%               $3,793             $1,823         $250,000

--------------------------------
    Janus Balanced Portfolio
--------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 6/30/96:                         10.84%
        Since inception (9/13/93):                    13.87%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/94             0.84%               $3,008             $1,038         $250,000
     12/31/95            24.79%                7,780              5,560          250,000


----------------------------------------
     Janus Short-Term Bond Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:

        1 year ended 12/31/95:                        4.28%
        Since inception (9/13/93):                    3.88%

                                                                 Cash
                      Annual Total        Accumulation         Surrender         Death
    Year Ended:          Return               Value              Value          Benefit
    ----------           ------               -----              -----          -------
     12/31/94             0.92%               $3,010             $1,040         $250,000
     12/31/95             9.54%                6,775              4,555          250,000

                           HYPOTHETICAL ILLUSTRATIONS

The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of investment performance over an extended period of time. In particular, the illustrations show how Policy Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of the male sex, non-tobacco and Age 45 on the Policy Date, would vary over time if planned premiums were paid annually and the return on the assets in the Funds were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The illustrations also show values if planned premiums were instead accumulated at 5% interest. The hypothetical investment rates of return are for purposes of illustration only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The illustrations assume that the assets in the Funds are subject to an annual expense ratio of 0.9033% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Portfolios available under the Policies for the last fiscal year and take into account current expense reimbursement arrangements. For information on Portfolio expenses, see the prospectuses for the Portfolios accompanying this prospectus.

The illustrations also reflect the deduction of sales load, premium tax and DAC tax charges from premiums and the monthly administrative and cost of insurance charges from Accumulation Value for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental benefits. In particular, the illustrations assume that no Adjustable Term Insurance Rider is in effect.

In addition, the illustrations reflect the daily charge to the Variable Account for Southland's assumption of mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. The illustrations which assume current charges also reflect monthly application of the persistency refund that is equal to 0.35% (on an annualized basis) of the Variable Accumulation Value for Policies held for more than 10 years. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Variable Account of -1.79%, 4.16% and 10.10%, respectively for years one through ten and thereafter, -1.44%, 4.51%, and 10.45%, respectively. The illustrations which assume guaranteed charges do not reflect the application of the persistency refund. Net annual rates of return for the Variable Account are not equal to net annual rates of return for the Policy because the Variable Account rates do not reflect all charges to the Policy.

The illustrations are based on our sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                           Assuming Current Charges

                                                                          --- End of Policy Year ---
---------------------------------------------------------------------------------------------------------------------
                                                              Accumulation           Cash
      Duration          Attained Age       Premium Paid           Value         Surrender Value     Death Benefit
---------------------------------------------------------------------------------------------------------------------
         1                   45               $4,500             $2,947               $977             $250,000
         2                   46                4,500              6,023              3,803              250,000
         3                   47                4,500              8,991              4,841              250,000
         4                   48                4,500             11,917              7,767              250,000
         5                   49                4,500             14,801             10,651              250,000
         6                   50                4,500             17,645             13,495              250,000
         7                   51                4,500             20,449             16,299              250,000
         8                   52                4,500             23,253             19,103              250,000
         9                   53                4,500             26,155             22,005              250,000
         10                  54                4,500             29,016             25,558              250,000
         11                  55                4,500             32,144             29,378              250,000
         12                  56                4,500             35,143             33,068              250,000
         13                  57                4,500             37,995             36,612              250,000
         14                  58                4,500             40,701             40,010              250,000
         15                  59                4,500             43,257             43,665              250,000
         16                  60                4,500             45,652             46,103              250,000
         17                  61                4,500             47,869             48,370              250,000
         18                  62                4,500             49,895             50,452              250,000
         19                  63                4,500             51,710             52,330              250,000
         20                  64                4,500             53,293             53,984              250,000
         21                  65                4,500             54,670             55,391              250,000
         22                  66                4,500             55,884             56,577              250,000
         23                  67                4,500             56,826             57,521              250,000
         24                  68                4,500             57,502             58,200              250,000
         25                  69                4,500             57,887             58,590              250,000
         26                  70                4,500             57,953             58,661              250,000
         27                  71                4,500             57,673             58,388              250,000
         28                  72                4,500             57,015             57,738              250,000
         29                  73                4,500             55,940             56,674              250,000
         30                  74                4,500             54,397             55,142              250,000

       Age 65                                  4,500             53,293             53,984              250,000

                          Gross Investment Rate:         0.00%

                     Average Fund Level Expense:       0.9033%

                Net Rate of Return Years 1 - 10:        -1.79%

                   Net Rate of Return Years 11+:        -1.44%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                              FUTURE DIMENSIONS VUL
                   Male Age 45, Preferred Non-Tobacco, Band 2
                            Assuming Current Charges

                                                                           --- End of Policy Year ---
---------------------------------------------------------------------------------------------------------------------
                                                              Accumulation           Cash
      Duration          Attained Age       Premium Paid           Value         Surrender Value     Death Benefit
---------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500             $3,157             $1,187            $250,000
         2                   46                 4,500              6,635              4,415             250,000
         3                   47                 4,500             10,204              6,054             250,000
         4                   48                 4,500             13,935              9,785             250,000
         5                   49                 4,500             17,837             13,687             250,000
         6                   50                 4,500             21,917             17,767             250,000
         7                   51                 4,500             26,182             22,032             250,000
         8                   52                 4,500             30,684             26,534             250,000
         9                   53                 4,500             35,537             31,387             250,000
         10                  54                 4,500             40,612             37,153             250,000
         11                  55                 4,500             46,262             43,495             250,000
         12                  56                 4,500             52,094             50,019             250,000
         13                  57                 4,500             58,102             56,719             250,000
         14                  58                 4,500             64,299             63,607             250,000
         15                  59                 4,500             70,693             71,267             250,000
         16                  60                 4,500             77,288             77,931             250,000
         17                  61                 4,500             84,085             84,807             250,000
         18                  62                 4,500             91,090             91,900             250,000
         19                  63                 4,500             98,308             99,214             250,000
         20                  64                 4,500            105,744            106,757             250,000
         21                  65                 4,500            113,466            114,538             250,000
         22                  66                 4,500            121,468            122,604             250,000
         23                  67                 4,500            129,770            130,975             250,000
         24                  68                 4,500            138,395            139,676             250,000
         25                  69                 4,500            147,372            148,734             250,000
         26                  70                 4,500            156,734            158,186             250,000
         27                  71                 4,500            166,527            168,078             250,000
         28                  72                 4,500            176,803            178,463             250,000
         29                  73                 4,500            187,626            189,406             250,000
         30                  74                 4,500            199,069            200,981             250,000

       Age 65                                   4,500            105,744            106,757             250,000

                            Gross Investment Rate:        6.00%

                       Average Fund Level Expense:      0.9033%

                  Net Rate of Return Years 1 - 10:        4.16%

                     Net Rate of Return Years 11+:        4.51%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                           Assuming Current Charges

                                                                          --- End of Policy Year ---
---------------------------------------------------------------------------------------------------------------------
                                                              Accumulation           Cash
      Duration          Attained Age       Premium Paid          Value          Surrender Value     Death Benefit
---------------------------------------------------------------------------------------------------------------------
         1                   45               $4,500              $3,368             $1,398            $250,000
         2                   46                4,500               7,272              5,052             250,000
         3                   47                4,500              11,519              7,369             250,000
         4                   48                4,500              16,213             12,063             250,000
         5                   49                4,500              21,400             17,250             250,000
         6                   50                4,500              27,134             22,984             250,000
         7                   51                4,500              33,471             29,321             250,000
         8                   52                4,500              40,520             36,370             250,000
         9                   53                4,500              48,466             44,316             250,000
         10                  54                4,500              57,248             53,789             250,000
         11                  55                4,500              67,346             64,579             250,000
         12                  56                4,500              78,451             76,376             250,000
         13                  57                4,500              90,664             89,281             250,000
         14                  58                4,500             104,118            103,427             250,000
         15                  59                4,500             118,959            119,787             250,000
         16                  60                4,500             135,347            136,296             250,000
         17                  61                4,500             153,466            154,550             250,000
         18                  62                4,500             173,531            174,764             250,000
         19                  63                4,500             195,791            197,187             250,000
         20                  64                4,500             220,475            222,037             268,980
         21                  65                4,500             247,695            249,418             297,235
         22                  66                4,500             277,667            279,567             330,424
         23                  67                4,500             310,665            312,760             366,585
         24                  68                4,500             346,990            349,301             405,979
         25                  69                4,500             386,975            389,523             448,892
         26                  70                4,500             430,987            433,796             495,636
         27                  71                4,500             479,525            482,622             541,864
         28                  72                4,500             533,091            536,507             591,732
         29                  73                4,500             592,253            596,023             645,556
         30                  74                4,500             657,656            661,821             703,693

       Age 65                                  4,500             220,475            222,037             268,980

                            Gross Investment Rate:      12.00%

                       Average Fund Level Expense:     0.9033%

                  Net Rate of Return Years 1 - 10:      10.10%

                     Net Rate of Return Years 11+:      10.45%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                          --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------
                                                              Accumulation           Cash
      Duration          Attained Age       Premium Paid          Value          Surrender Value     Death Benefit
--------------------------------------------------------------------------------------------------------------------
         1                   45               $4,500             $2,898               $928             $250,000
         2                   46                4,500              5,926              3,706              250,000
         3                   47                4,500              8,841              4,691              250,000
         4                   48                4,500             11,642              7,492              250,000
         5                   49                4,500             14,322             10,172              250,000
         6                   50                4,500             16,880             12,730              250,000
         7                   51                4,500             19,305             15,155              250,000
         8                   52                4,500             21,583             17,432              250,000
         9                   53                4,500             23,705             19,555              250,000
         10                  54                4,500             25,655             22,197              250,000
         11                  55                4,500             27,522             24,756              250,000
         12                  56                4,500             29,199             27,124              250,000
         13                  57                4,500             30,677             29,293              250,000
         14                  58                4,500             31,945             31,253              250,000
         15                  59                4,500             32,980             34,358              250,000
         16                  60                4,500             33,760             34,233              250,000
         17                  61                4,500             34,256             35,826              250,000
         18                  62                4,500             34,433             36,099              250,000
         19                  63                4,500             34,245             36,010              250,000
         20                  64                4,500             33,640             35,510              250,000
         21                  65                4,500             32,571             34,558              250,000
         22                  66                4,500             30,994             33,098              250,000
         23                  67                4,500             28,852             31,091              250,000
         24                  68                4,500             26,087             28,478              250,000
         25                  69                4,500             22,618             25,180              250,000
         26                  70                4,500             18,322             21,081              250,000
         27                  71                4,500             12,901             15,891              250,000
         28                  72                4,500              6,432              9,692              250,000
         29                  73                4,500              LAPSE              2,093                LAPSE
         30                  74                LAPSE              LAPSE              LAPSE                LAPSE

       Age 65                                  4,500             33,640             35,510              250,000

                  Gross Investment Rate:        0.00%

             Average Fund Level Expense:      0.9033%

        Net Rate of Return Years 1 - 10:       -1.79%

           Net Rate of Return Years 11+:       -1.44%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                          --- End of Policy Year ---
---------------------------------------------------------------------------------------------------------------------
                                                              Accumulation           Cash
      Duration          Attained Age       Premium Paid           Value         Surrender Value     Death Benefit
---------------------------------------------------------------------------------------------------------------------
         1                   45               $4,500              $3,107             $1,137            $250,000
         2                   46                4,500               6,531              4,311             250,000
         3                   47                4,500              10,040              5,890             250,000
         4                   48                4,500              13,633              9,483             250,000
         5                   49                4,500              17,308             13,158             250,000
         6                   50                4,500              21,065             16,915             250,000
         7                   51                4,500              24,897             20,747             250,000
         8                   52                4,500              28,792             24,642             250,000
         9                   53                4,500              32,746             28,596             250,000
         10                  54                4,500              36,746             33,288             250,000
         11                  55                4,500              40,923             38,157             250,000
         12                  56                4,500              45,152             43,077             250,000
         13                  57                4,500              49,430             48,046             250,000
         14                  58                4,500              53,754             53,062             250,000
         15                  59                4,500              58,110             59,849             250,000
         16                  60                4,500              62,487             64,347             250,000
         17                  61                4,500              66,871             68,847             250,000
         18                  62                4,500              71,241             73,327             250,000
         19                  63                4,500              75,569             77,762             250,000
         20                  64                4,500              79,830             82,125             250,000
         21                  65                4,500              84,001             86,395             250,000
         22                  66                4,500              88,065             90,556             250,000
         23                  67                4,500              92,002             94,591             250,000
         24                  68                4,500              95,793             98,480             250,000
         25                  69                4,500              99,408            102,197             250,000
         26                  70                4,500             102,797            105,694             250,000
         27                  71                4,500             105,803            108,819             250,000
         28                  72                4,500             108,515            111,662             250,000
         29                  73                4,500             110,740            114,039             250,000
         30                  74                4,500             112,360            115,839             250,000

       Age 65                                  4,500              79,830             82,125             250,000

                  Gross Investment Rate:        6.00%

             Average Fund Level Expense:      0.9033%

        Net Rate of Return Years 1 - 10:        4.16%

           Net Rate of Return Years 11+:        4.51%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                          --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------
      Duration          Attained Age       Premium Paid       Accumulation           Cash           Death Benefit
                                                                  Value         Surrender Value
--------------------------------------------------------------------------------------------------------------------
         1                   45               $4,500              $3,316              1,346            $250,000
         2                   46                4,500               7,163              4,943             250,000
         3                   47                4,500              11,340              7,190             250,000
         4                   48                4,500              15,881             11,731             250,000
         5                   49                4,500              20,816             16,666             250,000
         6                   50                4,500              26,186             22,036             250,000
         7                   51                4,500              32,025             27,875             250,000
         8                   52                4,500              38,374             34,224             250,000
         9                   53                4,500              45,280             41,130             250,000
         10                  54                4,500              52,793             49,335             250,000
         11                  55                4,500              61,172             58,406             250,000
         12                  56                4,500              70,343             68,268             250,000
         13                  57                4,500              80,401             79,017             250,000
         14                  58                4,500              91,454             90,763             250,000
         15                  59                4,500             103,622            105,826             250,000
         16                  60                4,500             117,044            119,377             250,000
         17                  61                4,500             131,885            134,319             250,000
         18                  62                4,500             148,335            150,833             250,000
         19                  63                4,500             166,622            169,138             250,000
         20                  64                4,500             187,023            189,499             250,000
         21                  65                4,500             209,875            212,235             250,000
         22                  66                4,500             235,197            237,285             279,885
         23                  67                4,500             262,983            264,685             310,320
         24                  68                4,500             293,470            294,652             343,360
         25                  69                4,500             326,918            327,425             379,225
         26                  70                4,500             363,607            363,257             418,149
         27                  71                4,500             403,969            402,553             456,486
         28                  72                4,500             448,489            445,763             497,823
         29                  73                4,500             497,629            493,314             542,416
         30                  74                4,500             551,979            545,751             590,618

       Age 65                                  4,500             187,023            189,499             250,000

                  Gross Investment Rate:       12.00%

             Average Fund Level Expense:      0.9033%

        Net Rate of Return Years 1 - 10:       10.10%

           Net Rate of Return Years 11+:       10.45%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at 5780 Powers Ferry Road, N. W., Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York and Vermont. Southland intends to sell the Policy in all states except Alabama, New York and Vermont. Our total assets exceeded $1.8 billion, and our shareholder's equity exceeded $364 million on a generally accepted accounting principles basis as of June 30, 1996. (See Financial Statements.) We offer a complete line of life insurance and retirement products, including annuities, individual and group life, and pension products.

Southland may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Southland and should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Southland as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Guaranteed Interest Account provisions of this Contract. Such ratings do not reflect the investment in the Variable Account.

Southland is a wholly-owned indirect subsidiary of Internationale Nederlanden Group, N.V. ("ING"), one of the world's five largest diversified financial services organizations. ING is headquartered in The Hague, Netherlands and has consolidated assets exceeding $247.2 billion as of December 31, 1995.

THE VARIABLE ACCOUNT

All obligations under the Policy are general obligations of Southland. The Variable Account is a separate investment account used to support our variable life policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable life insurance policies supported by the Variable Account that are not discussed in this prospectus. The Variable Account may also invest in other portfolios that are not available to the Policy described in this Prospectus.

Income, gains and losses, realized or unrealized, from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. That portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business Southland may conduct. It may, however, be subject to liabilities arising from Subaccounts whose assets are attributable to other variable life insurance policies offered by the Variable Account. If the assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times, equal or exceed the sum of the Subaccount Accumulation Values of all Policies supported by the Variable Account.

The Variable Account was established on February 25, 1994, and may invest in mutual funds or other investment portfolios which we determine to be suitable for the Policy's purposes. The Variable Account meets the definition of a separate account under federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Southland. It is governed by the laws of Texas, our state of domicile, and may also be governed by laws of other states in which we do business. We have established other separate accounts, of which Southland Separate Account A1 is registered with the SEC under the 1940 Act.

The Variable Account has twenty-one (21) Subaccounts, each of which invests in shares of a corresponding Portfolio. Therefore, the investment experience of your Policy depends on the experience of the Subaccounts you select. These Portfolios are available only to serve as the underlying investment for variable life insurance policies and variable annuity contracts issued through separate accounts of Southland as well as other life insurance companies, and in some cases, directly to certain qualified plans. They are not available directly to investors.

THE PORTFOLIOS

Each Subaccount invests in a corresponding Portfolio. See the Prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Southland or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts, a practice known as "mixed funding." Shares also may be sold directly to qualified pension and retirement plans. There is a possibility that a material conflict may arise between the interests of Owners of our Policies, whose Accumulation Values are allocated to a Subaccount investing in a Portfolio, and of owners of other policies whose accumulation values are also allocated to a separate account investing in that Portfolio, between the interests of policyowners generally, or between certain classes of policyowners, and retirement plans or participants in such retirement plans. In the event of any such material conflict, Southland will consider what action may be appropriate, including removing the Portfolio from the Variable Account or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in the prospectuses for those Portfolios who sell to such plans.

Each of the Portfolios is a separate series of an open-end diversified management investment company (mutual fund) which receives investment advice from one or more registered investment advisers. The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Southland may receive compensation from an affiliate(s) of certain of the Portfolios based upon an annual percentage of the average assets held in that Portfolio by Southland. These amounts are intended to compensate Southland for administrative and other services provided by Southland to the Portfolios and/or the affiliate(s).

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of the objectives and investments of each Portfolio follows:

The Alger American Fund

Alger American Small Capitalization Portfolio--seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index, updated quarterly.

Alger American Growth Portfolio--seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

Alger American MidCap Growth Portfolio--seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly.

Alger American Leveraged AllCap Portfolio--seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. The Portfolio may engage in leveraging (up to 33-1/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.

Variable Insurance Products Fund ("VIP") &
Variable Insurance Products Fund II ("VIP II")

VIP Money Market Portfolio--seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP High Income Portfolio--seeks high income by investing primarily in high-yielding, lower-rated, fixed-income securities. Growth of capital is also considered in security selection.

VIP Equity-Income Portfolio--seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Portfolio also considers potential for capital appreciation.

VIP Growth Portfolio--seeks capital appreciation by investing primarily in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio--seeks long-term growth of capital primarily through investments in foreign securities. It provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP II Investment Grade Bond Portfolio--seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of investment-grade fixed income securities.

VIP II Asset Manager Portfolio--seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio--seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

VIP II Contrafund Portfolio--seeks capital appreciation by investing mainly in equity securities of companies that are considered undervalued or out-of-favor by the Portfolio's manager.

INVESCO Variable Investment Funds, Inc.



Industrial Income Portfolio--seeks the best possible current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The Portfolio seeks to achieve its investment objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, also may provide capital appreciation.


Utilities Portfolio--seeks capital appreciation and income through investments primarily in equity securities of corporations principally engaged in the public utilities business.



Janus Aspen Series



Growth Portfolio--is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

Aggressive Growth Portfolio--is a non-diversified Portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

Worldwide Growth Portfolio--a diversified Portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

International Growth Portfolio--a diversified Portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Balanced Portfolio--is a diversified Portfolio that seeks a long-term growth of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Short-Term Bond Portfolio--a diversified Portfolio that seeks a high level of current income while minimizing interest rate risk while investing in shorter term fixed-income securities. Its average weighted maturity is normally less than three years.

CHANGES RELATING TO THE VARIABLE ACCOUNT

We may, from time to time, make the following changes, subject to obtaining any required approvals from the SEC and any insurance regulatory authorities:



(1)      create new separate accounts for the Policy;

(2)      combine separate accounts, including the Variable Account;

(3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4) make new Subaccounts or other Subaccounts available to such classes of policies or contracts as we may determine;

(5)      add new Portfolios or remove existing Portfolios;

(6) if shares of a Portfolio are no longer available for investment or if we determine that investment in a Portfolio is no longer appropriate in light of the purposes of the Variable Account, substitute a different Portfolio for any existing Portfolio;

(7) deregister the Variable Account under the 1940 Act if such registration is no longer required;

(8) operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law; and

(9) make any changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulations.

Owners will be notified of any changes.


                             FACTS ABOUT THE POLICY


PREMIUMS AND ALLOCATIONS

Applying for a Policy


If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. You also must pay an initial premium at least equal to the minimum required. See "Premiums," below. Your initial premium can be submitted with the application or at a later date, but Policy coverage will not become effective until the Policy is delivered to you and the initial premium in good order is received at our Customer Service Center while the Insured is alive and prior to any change in health as shown in the application.

We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, we will issue a Policy covering an Insured up to Age 75 if evidence of insurability satisfies our underwriting rules. We may, in our sole discretion, issue a Policy covering an Insured over Age 75. Acceptance of an application depends on our underwriting rules, and we reserve the right to reject an application for any reason.

When you complete an application, you select a premium payment plan (see "Planned Premiums," below), designate Net Premium allocation percentages (see "Net Premium Allocations," below), and select the initial Stated Death Benefit (subject to a minimum of $100,000) and Death Benefit type (see "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 49). You also may apply for supplemental benefits (see "ADDITIONAL BENEFITS," page 68), dollar cost averaging (see "DOLLAR COST AVERAGING FACILITY," page 43), and telephone transfer privileges (see "TELEPHONE PRIVILEGES," page 49).

Free Look Period

You may cancel your Policy during your "free-look" period. This period expires 20 days after you receive your Policy, 45 days after your application is signed, or 10 days after we mail or deliver a notice of withdrawal right, whichever is latest. The Policy will be deemed to be received by you 15 days after it is mailed from the Customer Service Center. If you decide to cancel the Policy, you must return it by mail or other delivery to our Customer Service Center or to our authorized agent who sold it. Immediately after mailing or delivering it to our Customer Service Center or authorized agent, the Policy will be deemed void from the beginning. The amount of the refund will equal the premiums paid. This refund will be paid within seven days after our Customer Service Center receives your cancellation request and Policy.

You also may cancel an increase in Stated Death Benefit during your "free-look" period for the increase. The period will expire 20 days after you receive a new schedule for your Policy reflecting the increase, 45 days after your application for the increase is signed, or 10 days after we mail or deliver a notice of withdrawal right for the increase, whichever is latest. If you cancel an increase, we will refund to your Accumulation Value any charges deducted that are attributable to the increase (e.g., sales load and cost of insurance
                                  ----
charges) and adjust the Stated Death Benefit.

Premiums

The minimum initial premium required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the desired Stated Death Benefit, any supplemental benefits and the planned premiums you propose to make. In any event, the initial premium must be at least equal to two No-Lapse Premiums. See "Planned Premiums" and "Premiums to Prevent Lapse," below.

Additional premiums may be paid in any amount and at any time, subject to the following limits. First, a premium must be at least $100 and must be sent to our Customer Service Center. We may require satisfactory evidence of insurability before accepting any premium which would result in an increase in the difference between the Accumulation Value and the Death Benefit.


Second, we reserve the right to limit total premiums paid in a Policy Year to the planned premiums selected (see "Planned Premiums," below). In addition, total premiums paid in a

Policy Year may not exceed guideline premium limitations for life insurance set forth in Section 7702 of the Code or any successor provision thereto. We will refund any portion of any premium that is determined to be in excess of the premium limit established by law to qualify a Policy as life insurance. (The amount refunded will be the excess premium plus any gain attributable to the excess premium.) In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "FEDERAL TAX CONSIDERATIONS," page 71.

Lastly, no premium will be accepted after the Maturity Date.

If you have a Policy loan outstanding, any payment submitted other than a planned premium will be treated as a loan repayment unless you indicate otherwise when submitting the payment. (See "POLICY LOANS," page 47). If no Policy loan is outstanding, any payment submitted by you is treated as a premium payment.

When applying for a Policy, you may elect to purchase one of two Guaranteed Minimum Death Benefit options. The Guaranteed Minimum Death Benefit options provide a guarantee that the Stated Death Benefit will remain in force for the selected Guarantee Period regardless of the amount of the Policy's Cash Surrender Value. This protects the Stated Death Benefit from adverse investment experience realized by the Subaccounts of the Variable Account. The Guarantee Periods available are as follows: (1) 10 Policy Years or the date the Insured reaches age 65, whichever is later; and (2) the lifetime of the Insured up to the Maturity Date. The required premium levels for these options vary depending on the Guarantee Period chosen, Stated Death Benefit, Insured's Age, premium class, death benefit type, and Policy rider coverage. See "Guaranteed Minimum Death Benefits," page 52.

Planned Premiums

When applying for a Policy, you select a plan for paying level premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay premiums in accordance with this plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount and frequency of planned premiums whenever you want by sending a Written Request specifying the requested change to our Customer Service Center. However, we reserve the right to limit the amount of a premium or the total premiums paid, as discussed above. We will send you reminder notices for planned premiums, unless you have arranged to pay planned premiums by pre-authorized checking account deductions.

Three-Year Guarantee

We guarantee that a Policy will remain in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, if the total premiums paid less any Withdrawals and Policy Debt are greater than the No-Lapse Premium multiplied by the number of months the Policy has been in force. The No-Lapse Premium for your Policy generally will be less than the monthly amount of planned premiums you select to pay. The above is tested on each Monthly Processing Date. If the Net Accumulation Value is less than or equal to zero, the charges will be temporarily deferred until the Net Accumulation Value is positive. Whenever the Net Accumulation Value becomes positive, a portion or all of the charges deferred will be deducted from the Accumulation Value. This process will continue until the end of the Three-Year Guarantee period. If there is a balance of deferred charges at the end of this period and there is not sufficient Accumulation Value to pay such charges, a grace period will begin. The Three-Year Guarantee will not prevent the termination of the Policy if the Cash Surrender Value becomes insufficient because of excessive Policy Debt. See "POLICY LOANS," page 47.

Premiums upon Increase in Stated Death Benefit

Depending on the Accumulation Value at the time of an increase in the Stated Death Benefit and the amount of the increase requested, an additional premium or change in the amount of planned premiums may be advisable. See "CHANGES IN DEATH BENEFIT," page 51. We will notify you if an additional premium is necessary or a change appropriate.


An increase in your Policy's Stated Death Benefit during the first three Policy Years does not extend the Three-Year Guarantee (see above) to three years after the effective date of the increase.

Premiums to Prevent Lapse

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not necessarily guarantee that a Policy will not lapse (except when the Three-Year Guarantee is in effect). Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the monthly deduction when due.

If the Cash Surrender Value on a Monthly Processing Date is less than the amount of the monthly deduction to be deducted on that date (See "MONTHLY DEDUCTIONS FROM NET ACCUMULATION VALUE") and the Three-Year Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Cash Surrender Value or the Cash Surrender Value has decreased because insufficient premiums have been paid to offset the monthly deductions.

If the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Cash Surrender Value is insufficient to cover all of the monthly deductions on any Monthly Processing Date. Any coverage provided by riders or any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by this provision. Therefore, these portions of the Policy benefits will lapse if the Cash Surrender Value is insufficient to cover all of the monthly deductions on any Monthly Processing Date. See "Guaranteed Minimum Death Benefits," page 52.

When the Guaranteed Minimum Death Benefit provision is in effect, the Net Accumulation Value may be reduced by monthly deductions, but may not be reduced below zero. Any monthly deductions for the Stated Death Benefit during the Guarantee Period that would reduce the Net Accumulation Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium test and is not diversified according to our requirements as described in "Guaranteed Minimum Death Benefits," page 52. If the Guaranteed Minimum Death Benefit provision is terminated, the normal premium test for lapse (whether Cash Surrender Value is sufficient to pay monthly deductions) will resume.

Grace Period

If your Policy goes into default, you will be allowed a 61-day grace period to pay a premium sufficient to cover past due charges plus an amount sufficient to keep the Policy and any riders in force for two (2) months following receipt. We will send notice of the amount required to be paid during the grace period ("grace period premium") to your last known address and to any assignee of record. The grace period will begin when the notice is sent. Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. See "Amount of Death Proceeds," page 49. If the grace period premium is not paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable, although for a limited period you will have the right to reinstate your Policy. See "REINSTATEMENT," page 67.

A grace period also may begin if Policy Debt becomes excessive. See "POLICY LOANS," page 47.

Net Premium Allocations

In the application, you specify the percentage of Net Premium to be allocated to each Subaccount or the Guaranteed Interest Account. The sum of your allocations must equal 100%, and each allocation percentage must be a whole number. Net Premiums received that are directed to be invested in the Guaranteed Interest Account are allocated to that Account.

However, until the

Free Look Period expires, all Net Premiums allocated to a Subaccount are invested in the Subaccount investing in the VIP Money Market Portfolio (the "Money Market Subaccount"). At the end of this period, the Accumulation Value in the Money Market Subaccount is transferred to and allocated to the Subaccounts based on the net premium allocation percentages in the application. See "Free Look Period," page 35.

The Net Premium allocation percentages specified in the application will apply to subsequent premiums until you change them. You can change the allocation percentages at any time provided they total 100% and each is a whole number, by sending a Written Notice specifying the new allocation percentage to our Customer Service Center. The change will apply to all premiums received with or after our receipt of your Written Notice. If you change your Net Premium allocation percentages more than five times during a Policy Year, we have the right to deduct a $25 charge proportionally from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective. See "OTHER ADMINISTRATIVE CHARGES."

Crediting Premiums

The initial Net Premium will be credited to the Policy as of the Policy Date or the date it is received at our Customer Service Center, if later. Planned premiums and unplanned premiums not requiring additional underwriting will be credited to the Policy and the resulting Net Premiums will be allocated on the Valuation Day the premium is received by our Customer Service Center in accordance with the Net Premium allocation percentages then in effect. However, any premium requiring additional underwriting will be allocated to the Money Market Subaccount until underwriting has been completed and the premium has been accepted. When accepted, the Accumulation Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated to the Subaccounts and Guaranteed Interest Account in accordance with the Net Premium allocation percentages then in effect. If an additional premium is rejected, we will return the premium, without any adjustment for investment experience.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Policy is the sum of Variable Accumulation Value and the Guaranteed Interest Account Accumulation Value and any values held in the General Account to secure policy loans. The Variable Accumulation Value is the sum of all the Subaccount Accumulation Values.

Subaccount Accumulation Value

The Subaccount Accumulation Value for any Subaccount as of the Policy Date is equal to the amount of the initial Net Premium allocated to that Subaccount.

On subsequent Valuation Days, the amount of the Subaccount Accumulation Value is calculated as:

1. The number of Accumulation Units in that Subaccount as of the beginning of the current Valuation Period multiplied by that Subaccount's Accumulation Unit value for the current Valuation Period; plus

2. Any additional Net Premiums allocated to that Subaccount during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Subaccount during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to that Subaccount during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Subaccount during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Subaccount during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to that Subaccount during the current Valuation Period (including the portion of the Surrender Charge resulting from a decrease in Stated Death Benefit allocated to the Subaccount during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to such Subaccount, if a Monthly Processing Date occurs during the current Valuation Period.

Accumulation Unit Value. Net Premiums allocated to a Subaccount or amounts transferred to a Subaccount are converted into Accumulation Units. For any Subaccount, the number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Period on which the Net Premium is received or the transfer is effective. In this manner, an increase in Subaccount Accumulation Value under a Policy occurs by the addition of Accumulation Units of that Subaccount.

The Accumulation Unit Value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began investing in the underlying Portfolio. Thereafter, for any Subaccount, the Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor (described below) for the Valuation Period.

Decreases in Subaccount Accumulation Value under a Policy are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, Surrenders, Withdrawals, loans, transfers out of a Subaccount, payment of a Death Benefit, and the monthly deduction all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units generally are canceled as of the end of the Valuation Period in which the Company received notice of or instructions regarding the event or the deduction is made.

The Accumulation Experience Factor. For each Subaccount, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The Accumulation Experience Factor is calculated by dividing
(1) by (2) and subtracting (3) from the result, where:

(1)      is the result of:

a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

b. the per share amount of any dividend or capital gains distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of the Subaccount.

(2) is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

Guaranteed Interest Account Accumulation Value

The Guaranteed Interest Account Accumulation Value as of the Policy Date is equal to the amount of the initial Net Premium allocated to the Guaranteed Interest Account. On subsequent Valuation Days, the Guaranteed Interest Account Accumulation Value is calculated as follows:

1. The Guaranteed Interest Account Accumulation Value as of the end of the preceding Valuation Period plus any interest earned during the Valuation Period; plus

2. Any additional Net Premiums allocated to the Guaranteed Interest Account plus interest credited to those premiums during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Guaranteed Interest Account during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to the Guaranteed Interest Account during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Guaranteed Interest Account during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Guaranteed Interest Account during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to the Guaranteed Interest Account during the current Valuation Period (including the portion of any Surrender Charges resulting from a decrease in Stated Death Benefit allocated to the Guaranteed Interest Account during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to the Guaranteed Interest Account, if a Monthly Processing Date occurs during the current Valuation Period.

YOUR RIGHT TO TRANSFER

After the initial Free Look Period, you may transfer your Net Accumulation Value among the Subaccounts and, subject to the special rules described below, to and from the Guaranteed Interest Account. The minimum amount that may be transferred from each Subaccount or the Guaranteed Interest Account is $100 or the balance in the Subaccount or the Guaranteed Interest Account, if less. The minimum amount that can remain in a Subaccount or the Guaranteed Interest Account following a transfer is $100. Percentages must be in whole numbers. Transfer requests that do not comply with these requirements will not be effected. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on the number of transfers allowed without a charge. (See "DOLLAR COST AVERAGING FACILITY," and "AUTOMATIC REBALANCING," page 44.) All transfers effected during a single Valuation Period will be counted as one transfer for purposes of determining the excess transfer charge. We reserve the right to limit the number of transfers per Policy Year to
12. The table below summarizes the number of transfers permitted in any one Policy Year without an excess transfer charge, the total number of transfers permitted in a Policy Year and the excess transfer charge under current rules.

--------------------------------------------------------------------------------
Free Transfers                              12
--------------------------------------------------------------------------------
Total Number of Transfers                Unlimited
Permitted
--------------------------------------------------------------------------------
Excess Transfer Charge          $25 for each transfer in excess of 12 during any
                                Policy Year
--------------------------------------------------------------------------------

Transfers may be made based upon instructions given by Written Notice or by telephone.

Right to Restrict Transfers. The Company reserves the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

Special Rules for the Guaranteed Interest Account. Once during the first 30 days of each Policy Year, you may transfer amounts from the Guaranteed Interest Account. Transfer requests received within 30 days prior to the Policy Anniversary will be considered requests to transfer on the Policy Anniversary. A request to transfer from the Guaranteed Interest Account that is received on the Policy Anniversary or within the following 30 days will be processed if it is the first such transfer request received during the 30 day period. Requests for transfers from the Guaranteed Interest Account received at any other time will not be processed. Transfers to the Guaranteed Interest Account are not so limited.

The maximum transfer amount from the Guaranteed Interest Account to the Subaccounts of the Variable Account in any Policy Year is the greatest of:

(a) 25% of the Guaranteed Interest Account Accumulation Value immediately prior to the first transfer or Withdrawal in that Policy Year from the Guaranteed Interest Account;

(b)  $100; or

(c) the sum of the amounts that were transferred out of and withdrawn from the Guaranteed Interest Account in the prior Policy Year.

DOLLAR COST AVERAGING FACILITY

If elected at the time of the application or at any time thereafter by Written Notice, an Owner may systematically transfer on a monthly basis, specified dollar amounts from the Money Market Subaccount or the Janus Short-Term Bond Subaccount to other Subaccounts. This is known as the dollar-cost averaging ("Dollar Cost Averaging") method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The Dollar Cost Averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


Owners may elect Dollar Cost Averaging only if their Subaccount Accumulation Value in either the Money Market Subaccount or the Janus Short-Term Bond Subaccount is at least $10,000 at the time of the election. The minimum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is $100 per month. The maximum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is the Subaccount Accumulation Value in that Subaccount, at the time of election, divided by 12. If Dollar Cost Averaging transfers are to be made to more than one Subaccount, allocations of the transfer amount must be designated as whole number percentages. Dollar allocations may not be made. If you elect to transfer to more than one Subaccount, the minimum percentage that may be transferred to any Subaccount is 1% of the total amount transferred under the facility.

Transfers for Dollar Cost Averaging will be effected on the Monthly Processing Dates. Once elected, Dollar Cost Averaging remains in effect for a Policy until the Subaccount Accumulation Value in the Subaccount from which the transfers are made is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice received at least seven days in advance of the next transfer date. There is no additional charge for using Dollar Cost Averaging. The Company reserves the right to discontinue offering the Dollar Cost Averaging facility at any time and for any reason.

You may change the transfer amount or the Subaccounts to which transfers are to be made once each Policy Year, subject to the above limitations. Any transfer under this facility will not be included for the purposes of computing the excess transfer charge.

AUTOMATIC REBALANCING

You may implement an automatic rebalancing program for your Variable Accumulation Value. Accumulation Value allocated to the Subaccounts can be expected to increase or decrease at different rates. An automatic rebalancing program automatically reallocates your Accumulation Value among the Subaccounts each quarter to return the allocation to the most recent Net Premium allocation percentages you specify for the Subaccounts. Automatic Rebalancing is intended to transfer Accumulation Value from those Subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help an Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic Rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.

You may select an automatic rebalancing program when you apply for the Policy or at a later date by completing the Automatic Rebalancing form and returning it to our Customer Service Center. We require that you allocate no more than 35% of your Premiums to any one

Subaccount and that you allocate your Net Premiums to at least five
Subaccounts while this feature is in effect. If at any time during the operation of the Automatic Rebalancing feature you request a change in Net Premium allocation which does not meet these requirements, we will notify you that your request must be changed. We will not process such a request unless you also request that the Automatic Rebalancing feature be discontinued. When you request a change in premium allocation that meets these requirements, your Accumulation Value will be reallocated as of the Valuation Day that we receive your written allocation instructions. Amounts will be transferred among the Subaccounts to match the allocation for Net Premiums. If you change your Net Premium allocation more than five (5) times per Policy Year, there will be a $25 charge taken from your Accumulation Value which will be deducted proportionately from the Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.

As of the first Valuation Day of each calendar quarter, we will transfer Accumulation Value among the Subaccounts to the extent necessary to return the allocation to your specifications. Automatic Rebalancing may not begin until the first Monthly Processing Date following the end of the Free Look Period. Automatic Rebalancing will continue until we receive a Written Request or telephone request at our Customer Service Center to terminate. Other transfers may not be made during the operation of Automatic Rebalancing.

You may select either Dollar Cost Averaging or Automatic Rebalancing, but not both.

WITHDRAWALS

You may make Withdrawals under your Policy after the first Policy Year under the following rules. You must submit a Written Request for the Withdrawal (unless you have elected telephone privileges). We must receive your request during the Insured's lifetime. The maximum Withdrawal is the amount which will leave $500 as Cash Surrender Value for the Policy. The amount withdrawn from the Guaranteed Interest Account may not be greater than the total Withdrawal times the ratio of the Accumulation Value in the Guaranteed Interest Account to the total unborrowed Accumulation Value immediately prior to the Withdrawal. A Withdrawal cannot cause the Stated Death Benefit to be reduced below the minimum Stated Death Benefit of $50,000. No more than 12 Withdrawals may be made during a Policy Year, and each Withdrawal must be at least $500. An administrative charge (the withdrawal transaction charge) will be assessed on any Withdrawal made during a Policy Year after the first Withdrawal. See "WITHDRAWAL TRANSACTION CHARGE," page 63. If death benefit type A is in effect and a Withdrawal occurs during the first 14 Policy Years or first 14 years following an increase in Stated Death Benefit, a surrender charge will apply. See "SURRENDER CHARGE," page 58. Any withdrawal transaction charge and surrender charge will be deducted along with the amount requested to be withdrawn and will be considered part of the Gross Withdrawal. The following describes how Policy values will be reduced by a Withdrawal and whether a surrender charge also may apply.

When you request a Withdrawal, you can direct how the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account. If you provide no directions, the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account on a pro rata basis. See "THE GUARANTEED INTEREST ACCOUNT," page 41.

If death benefit type A is in effect, a Withdrawal will reduce the Accumulation Value and may reduce the Stated Death Benefit. However, if the Withdrawal is the first Withdrawal of that Policy Year, the Insured=s attained Age is less than 81 at the time of the Withdrawal, the Withdrawal occurs less than 16 years following the Policy Date, and the amount of the Withdrawal is less than 5% of the Death Benefit, then the Withdrawal will not reduce the Stated Death Benefit. If the above conditions are met and the amount of the Withdrawal exceeds the greater of 10% of the Accumulation Value immediately prior to the Withdrawal and 5% of the Stated Death Benefit, the Stated Death Benefit will only be reduced by the amount by which the Withdrawal exceeds the greater of 10% of the Accumulation Value immediately prior to the Withdrawal and 5% of the Stated Death Benefit. The Accumulation Value will be reduced, dollar for dollar, by the Gross Withdrawal amount. The Stated Death Benefit will be reduced in proportion to the reduction in Accumulation Value caused by the Withdrawal. The decrease in Accumulation Value will occur on the day we process the Withdrawal; however, the decrease in Stated Death Benefit will be effective as of the next Monthly Processing Date. See "Changes in Stated Death Benefit," page 51 for a discussion of how a decrease is effected if there has been a prior increase in Stated Death Benefit. If the reduction occurs while the surrender charge is in effect (generally, during the first 14 Policy Years and the first 14 years after an increase in Stated Death Benefit), a portion of the sales surrender charge may be assessed. See "SURRENDER CHARGE," page 58.

If death benefit type B is in effect, a withdrawal will reduce the Accumulation Value dollar for dollar but the Stated Death Benefit will not be reduced as the Accumulation Value reflects the decrease.

If the Stated Death Benefit is reduced by a Withdrawal, the Base Death Benefit scheduled in the Adjustable Term Insurance Rider, if any, for the current year and all future years will be reduced by an equal amount. No Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Withdrawal would be reduced below $50,000 and the Base Death Benefit scheduled in the Adjustable Term Insurance Rider would be below $100,000, or the Stated Death Benefit is reduced below $100,000 for Policies without the Adjustable Term Insurance Rider.

We generally will pay a Withdrawal request within seven days following the Valuation Day we receive the request. See "WHEN WE MAKE PAYMENTS," page 55. Withdrawals may have adverse tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 71.

SURRENDERS
You may surrender your Policy at any time for its Cash Surrender Value. We must receive the Policy and Written Request for the surrender during the Insured's lifetime. A surrender charge may apply. See "SURRENDER CHARGE," page 58. We will pay the Cash Surrender Value within seven (7) days following our receipt of the request. We will cancel the Policy as of the date of the Written Request. Your Policy will terminate and cease to be in force if it is surrendered. It cannot be reinstated later. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 71.

POLICY LOANS

You may obtain a Policy loan from us at any time after the first Policy Anniversary by submitting a Written Request for a Policy loan to our Customer Service Center. The minimum amount you may borrow is $100. The maximum loan amount is 90% of your Cash Surrender Value on the Valuation Day we receive your Written Request. Outstanding Policy loans reduce the amount available for new loans. Policy loans will be processed as of the Valuation Day your Written Request is received and loan proceeds generally will be sent to you within seven days. See "WHEN WE MAKE PAYMENTS," page 55. Loans under a Policy classified as a modified endowment contract may be subject to adverse tax consequences, including a 10% penalty. See "Distributions From Policies Classified as Modified Endowment Contracts," page 74.

We will charge interest daily on any outstanding Policy loan at a maximum annual rate of 6%. Interest is due and payable on each Policy Anniversary date while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding Policy loan.

You may repay all or part of your Policy Debt at any time while the Insured is living prior to the Maturity Date and the Policy is in force. Policy Debt is equal to all outstanding policy loans and any accrued and unpaid interest on those loans. Loan repayments must be sent to our Customer Service Center and will be credited as of the date received. Such repayments will be credited first to interest then to principal. If there is an outstanding Policy loan, any payment which is not a planned premium received before the Maturity Date is considered a loan repayment unless otherwise indicated. If the Death Benefit becomes payable while a Policy loan is outstanding, the Policy Debt will be deducted in calculating the Death Benefit. If the Policy Debt exceeds the Accumulation Value less any Surrender Charges on any Valuation Day, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. If your Policy terminates because of excessive Policy Debt, it cannot be reinstated.

When a Policy loan is made (or when interest is not paid when due), an amount equal to the loan proceeds (or due and unpaid interest) is transferred from the Accumulation Value in the

Subaccounts or Guaranteed Interest Account. This withdrawal is made pro rata on the basis of Accumulation Value in each Subaccount and the Guaranteed Interest Account unless you direct a different allocation when requesting the loan and as long as at least $100 remains in the Subaccount or Guaranteed Interest Account after the deduction. The amount withdrawn is then transferred to the Policy Loan Account in the General Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Subaccounts and the Guaranteed Interest Account and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Accumulation Value, but other Policy values, such as the Net Accumulation Value and Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.

The amount in the Policy Loan Account will be credited with interest at a minimum guaranteed annual rate of 4%. The interest earned is transferred to the Subaccounts of the Variable Account and the Guaranteed Interest Account on each Policy Anniversary in the same proportion that Net Premiums are being allocated.

Certain loan amounts taken after the earlier of:

1.       the tenth Policy Anniversary, or

2.       the fifth Policy Anniversary if the Insured's Age is 60 or greater,

will be considered preferred loan amounts as described below. During each Policy Year of preferred loan eligibility, the first loan made during that year will be considered a preferred loan amount up to a maximum of 10% of the Net Accumulation Value. Any amount loaned later in that Policy Year will not be considered a preferred loan amount. If the preferred loan amount made during any Policy Year is less than the maximum allowed, the balance may not be carried over to increase the eligible preferred loan amount of any subsequent Policy Year. Beginning with the 21st Policy Year, all loan balances will be considered to be preferred loan amounts. The amount of any Accumulation Value in the Guaranteed Interest Account equal to any preferred loan amount on the Policy will be credited with interest at the rate of 4%.

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Accumulation Values because the investment results of the Subaccounts of the Variable Account and current interest rates credited on Accumulation Value in the Guaranteed Interest Account will apply only to the non-loaned portion of the Accumulation Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Interest Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, Policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "FEDERAL TAX CONSIDERATIONS," page 71, for a discussion of adverse tax consequences if a Policy lapses with Policy loans outstanding.

TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers or request Withdrawals and Policy loans by telephoning our Customer Service Center. Any telephone request for Withdrawals or Policy loans must be for an amount less than $25,000.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE

Payment of Death Proceeds

As long as the Policy remains in force, we will pay the Death Proceeds after we receive at our Customer Service Center satisfactory proof of the Insured's death. We may require return of the Policy. The Death Proceeds will be paid in a lump sum to the Beneficiary generally within seven days after receipt of such proof (see "WHEN WE MAKE PAYMENTS," page 55) or, if a payment option is elected, at different dates determined by the payment option elected (see "PAYMENT OPTIONS," page 55.) See "Selecting and Changing the Beneficiary," page 55.

Amount of Death Proceeds

The Death Proceeds are equal to the sum of the Base Death Benefit on the date of the Insured's death, plus any life insurance proceeds provided by rider, minus any Policy Debt on that date and, if the date of death occurred during a grace period, minus the past due monthly deductions. See "Grace Period," page 38. If the Adjustable Term Insurance Rider is in effect, the Death Proceeds are calculated as described above using the Target Death Benefit instead of the Base Death Benefit. See "Selecting a Level of Death Benefits," page 54. Under certain circumstances, the amount of the Death Proceeds may be further adjusted. See "OTHER POLICY PROVISIONS," page 67.

If part or all of the Death Proceeds are paid in one sum, Southland will pay interest on this sum from the date we determine the Death Proceeds to the date of payment, or until a payment option is selected. Interest will be at the rate we declare, or at any higher rate required by law.

Base Death Benefit and Death Benefit Types

The Owner may choose one of two death benefit types, which will determine the Base Death Benefit. Under death benefit type A, the Base Death Benefit is the greater of the Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under death benefit type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death.

If investment performance is favorable, the amount of the Base Death Benefit may increase. However, under type A, the Base Death Benefit ordinarily will not change for several years as a result of any favorable investment performance and may not change at all, whereas under type B, the Base Death Benefit will vary directly with the investment performance of the Accumulation Value. To see how and when investment performance may begin to affect the Base Death Benefit, please see the illustrations beginning on page 21.

In both cases, the multiple of the Accumulation Value depends on the Insured's attained Age at death. The table of multiples in effect as of the issue date is shown below. If the table becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change it.


--------------------------------------------------------------------------------------------------------------------
                                                 Death Benefit Multiples
--------------------------------------------------------------------------------------------------------------------
                         Multiple of                           Multiple of                           Multiple of
      Attained          Accumulation         Attained         Accumulation         Attained         Accumulation
        Age                 Value               Age               Value               Age               Value
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
       0 - 40               2.50                54                1.57                68                1.17
         41                 2.43                55                1.50                69                1.16
         42                 2.36                56                1.46                70                1.15
         43                 2.29                57                1.42                71                1.13
         44                 2.22                58                1.38                72                1.11
         45                 2.15                59                1.34                73                1.09
         46                 2.09                60                1.30                74                1.07
         47                 2.03                61                1.28              75 - 90             1.05
         48                 1.97                62                1.26                91                1.04
         49                 1.91                63                1.24                92                1.03
         50                 1.85                64                1.22                93                1.02
         51                 1.78                65                1.20                94                1.01
         52                 1.71                66                1.19             95 - 100             1.00
         53                 1.64                67                1.18
--------------------------------------------------------------------------------------------------------------------

Initial Stated Death Benefit and Death Benefit Type

The initial Stated Death Benefit is set at the time the Policy issued. The minimum initial Stated Death Benefit is $100,000 unless the Policy contains the Adjustable Term Insurance Rider. If the Policy contains the Adjustable Term Insurance Rider, the minimum death benefit specified in the Adjustable Term Insurance Rider is $100,000 and the minimum Stated Death Benefit is $50,000. You select the Death Benefit Type when you apply for the Policy. You also may change the Death Benefit Type as discussed below.

Changes in Death Benefit Type

After the first Policy Year, you may change the Death Benefit Type on your Policy subject to the following rules. You must submit a Written Request. A change from type A to type B may require evidence of insurability. After any change, the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 51. The effective date of the change will be the Monthly Processing Date that coincides with or next follows the Valuation Day after we approve the Written Request for the change.

When a change from type A to type B is made, the Stated Death Benefit after the change is effected will be equal to the Stated Death Benefit before the change less the Accumulation Value on the effective date of the change. Similarly, the death benefit specified in the Adjustable Term Insurance Rider after the change is effected will be equal to the death benefit specified in the Adjustable Term Insurance Rider before the change less the Accumulation Value on the effective date of the change.

When a change from type B to type A is made, the Stated Death Benefit after the change is effected will be equal to the Stated Death Benefit before the change plus the Accumulation Value on the effective date of the change. Similarly, the death benefit specified in the Adjustable Term Insurance Rider after the change is effected will be equal to the death benefit specified in the Adjustable Term Insurance Rider before the change plus the Accumulation Value on the effective date of the change.

Changes in Death Benefit

After the first Policy Year, you may request a change in the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider subject to the following conditions. After any change, the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 51. In addition, no change will be permitted that would result in your Policy not satisfying the requirements of section 7702 of the Code. An increase or decrease can be requested by Written Request only during the 30-day period preceding a Policy Anniversary.

Any increase in Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider must be at least $10,000 and an application must be submitted, along with evidence of insurability satisfactory to Southland. Unless otherwise indicated, any increase to the death benefit specified in the Adjustable Term Insurance Rider not scheduled at issue will be assumed to also be a request for an increase to the Stated Death Benefit so that the difference between the Target Death Benefit and the Base Death Benefit will be the same before and after the increase. In such event, a change in planned premiums may be advisable. See "Premiums Upon Increase in Stated Death Benefit," page 37. The increase in Stated Death Benefit or death benefit specified in the Adjustable Term Insurance Rider will become effective as of the Policy Anniversary on or following the date the increase is approved. You must return your Policy so we can amend it to reflect the increase. A Target Premium will be established for the increase, and the portion of premiums paid thereafter allocated to the increase will be subject to a 4% sales charge until premiums allocated to the increase equal the sum of 10 Target Premiums for the increase. See "Sales Surrender Charge," page 59.

Requested decreases will apply to the death benefit specified in the Adjustable Term Insurance Rider on a last in, first out basis until it is reduced to zero. Otherwise, requested decreases in Stated Death Benefit are only allowed if the request occurs at least two years from the Policy Date and at least two years after an increase in Stated Death Benefit. Any decrease in the Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider must be at least $10,000 and the Stated Death Benefit and death benefit specified in the Adjustable Term Insurance Rider added to your Policy must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 51. A decrease in Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider will become effective as of the Policy Anniversary on or following our receipt of Written Request.

If increases in the initial Stated Death Benefit are in effect, a decrease in Stated Death Benefit will be allocated to each segment of the Stated Death Benefit in the same proportion as the Stated Death Benefit for each segment bears to the total Stated Death Benefit for the Policy.

If a decrease in Stated Death Benefit occurs during the first 14 Policy Years, or during the first 14 years following an increase in Stated Death Benefit, a Surrender Charge will apply. See "SURRENDER CHARGE," page 58.

Guaranteed Minimum Death Benefits

Generally, the length of time the Policy remains in force depends on the Cash Surrender Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Accumulation Value, coverage will last as long as the Net Accumulation Value is sufficient to pay these charges. The investment experience of any amounts in the Subaccounts of the Variable Account and the interest earned in the Guaranteed Interest Account will affect the amount of the Accumulation Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for a Policy, one of two Guaranteed Minimum Death Benefit options may be elected, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Subaccounts of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, which we call the "Guarantee Period." The first option, which protects the Stated Death Benefit of the Policy for a limited number of Policy Years, has a Guarantee Period of 10 Policy Years or to the date the Insured reaches age 65, whichever is later. The second option protects the Stated Death Benefit for the life of the Insured to the Maturity Date.

The Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other riders. Therefore, if the Net Accumulation Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provisions. Any attached riders will lapse.

Requirements to Maintain the Guarantee Period

The Guaranteed Minimum Death Benefit provisions require premium payment levels that are higher than the premiums required for a Policy without a Guaranteed Minimum Death Benefit. For Policies with no rider coverage and a 10 Policy Year/Insured age 65 Guarantee Period, the required premium level will be equal to the sum of the following: greater of the Target Premium or the minimum premium for each segment of Stated Death Benefit, including the Guaranteed Minimum Death Benefit provision. For Policies with no rider coverage and a lifetime Guarantee Period, the required premium level will be equal to the guideline annual premium determined in accordance with the federal income tax law definition of life insurance. The guideline annual premium will always be higher than the Target Premium so the required premium level for the lifetime Guarantee Period will be greater than that required for the 10 Policy Year/ Insured age 65 Guarantee Period. For riders including the Guaranteed Minimum Death Benefit provision, the required premium for both Guarantee Periods is equal to the Target Premium for the rider, or the minimum premium for that rider if greater.

While the required premium levels are different for the two Guarantee Periods, the mechanics of the Guaranteed Minimum Death Benefit provisions are similar. On each Monthly Processing Date, we will perform a test to see whether: (i) the actual premiums paid, minus the amount of any Withdrawals and any Policy Debt, equals or exceeds; (ii) the monthly required premium for the option you have chosen multiplied by the number of complete months the Policy has been in force. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate.

The required premiums for the Guarantee Period chosen will be listed in the schedule attached to your Policy. If the Policy benefits are increased, the required premium will also be increased. In order to determine the required premium to maintain the Guarantee Period, one twelfth of each required premium is multiplied by the number of months this amount was in effect. Each of these resulting amounts is summed and the total is used in (ii) above.

The Guarantee Period and the Guaranteed Minimum Death Benefit provision will terminate if the Net Accumulation Value on any Monthly Processing Date is not diversified according to the following rules:

a) No more than 35% of the Net Accumulation Value may be invested in any one Subaccount or the Guaranteed Interest Account; and

b) The Net Accumulation Value must be invested in at least five (5) Subaccounts (or in four (4) Subaccounts and the Guaranteed Interest Account).

These diversification requirements will be satisfied if you are participating in the Automatic Rebalancing feature or if you have elected Dollar Cost Averaging and directed the resulting transfers into at least four other Subaccounts with no more than 35% of any transfer being made to any one Subaccount. If Automatic Rebalancing or Dollar Cost Averaging are terminated, the diversification rules must still be satisfied in order to maintain the Guarantee Period. See "Dollar Cost Averaging," page 43, and "Automatic Rebalancing," page 44.

A charge is deducted monthly from your Net Accumulation Value for the Guaranteed Minimum Death Benefit. See "MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE," page 55.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

Selecting a Level of Death Benefits

When you apply for a Policy, you may select a level of death benefits in excess of the Base Death Benefit for the Policy by adding to the Policy an Adjustable Term Insurance Rider on the life of the Insured. The Adjustable Term Insurance Rider specifies a fixed dollar amount of Death Benefit in excess of the initial Base Death Benefit called the Target Death Benefit. The amount of the Target Death Benefit may be set to vary as often as each Policy Year. The amount of Death Benefit provided by the Adjustable Term Insurance Rider on any day is the difference between the Target Death Benefit specified and the Base Death Benefit then in effect. The amount provided therefore adjusts daily for variations in the Base Death Benefit under the Policy.


Adding the Adjustable Term Insurance Rider will increase insurance coverage without increasing the Base Death Benefit. There is no defined premium for the amount of coverage provided by the Adjustable Term Insurance Rider, and, therefore, no sales or Surrender Charges associated with such coverage. However, a cost of insurance charge is deducted monthly from your Accumulation Value for the Adjustable Term Insurance Rider amount in effect. See "Cost of

Insurance Charge," page 61 and "ADDITIONAL BENEFITS," page 68. Owners should consult their sales representatives when deciding whether to add the Adjustable Term Insurance Rider to their Policy.

Selecting and Changing the Beneficiary

You select a Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary.

MATURITY BENEFIT

If the Insured is living at Age 100 and the Policy is in force, Southland will pay you the Net Accumulation Value and the Policy will terminate unless you exercise your right to continue the Policy. The tax consequences associated with continuing a Policy beyond attained Age 100 are unclear. A tax advisor should be consulted before exercising this right.

PAYMENT OPTIONS

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities.

WHEN WE MAKE PAYMENTS

Payments of Withdrawals, Surrenders or Death Proceeds from the Subaccounts will usually be made within seven days of the Valuation Day the Company receives a Written Request and all required information at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

a) When the New York Stock Exchange ("NYSE") is closed for trading other than for customary holiday or weekend closings, or trading on the NYSE is otherwise restricted, as determined by the SEC;

b) When the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's assets not reasonably practicable; or

c)   When the SEC by order permits a delay for the protection of Policyowners.

We may defer up to six months the payment of any Withdrawal or proceeds from the Guaranteed Interest Account. Interest will be credited at the currently declared rate of interest for the Guaranteed Interest Account until payment is made.

                         THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your Net Premiums and transfer your Net Accumulation Value to or from the Guaranteed Interest Account, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Account have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Guaranteed Interest Account nor any interest therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Policy.

You may accumulate amounts in the Guaranteed Interest Account by (i) allocating Net Premiums, (ii) transferring amounts from the Subaccounts, and (iii) earning interest on amounts you already have in the Guaranteed Interest Account. (See "PREMIUMS AND ALLOCATIONS," page 34.)

The amount you have in the Guaranteed Interest Account at any time is the sum of all Net Premiums allocated to this Account, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Account and deductions allocated to the Guaranteed Interest Account. (See "GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE," page 41.)

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. These interest rates will never be less than the minimum guaranteed effective annual interest rate of 3.5%. When a Net Premium is received or an amount is transferred into the Guaranteed Interest Account, an interest rate will be credited to that amount. The rate will be guaranteed for a twelve-month period. Thereafter, interest rates credited to that amount (and amounts earned on that amount) will be similarly guaranteed for successive periods of at least twelve-months at the then current interest rate. Therefore, different interest rates may apply to different amounts in the Guaranteed Interest Account, depending on when and how the amount was initially allocated. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Interest Account are accounted for on a first-in-first-out basis. Interest at the guaranteed minimum rate or such higher rate as Southland may determine will be paid regardless of the actual investment experience of the General Account. We bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Account while the Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

                             POLICY CHARGES AND FEES

CHARGES DEDUCTED FROM PREMIUMS

Certain expenses are deducted from your premium payments. The remainder of each premium (the Net Premium) is then added to your Accumulation Value. The expenses which are deducted from your premium include the tax charges and the sales charge.

State Premium Tax Charge. All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes.

DAC Tax Charge. A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Southland's increased federal income tax burden under Section 848 of the Code resulting from the receipt of premium payments.

We reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

Sales Charge. Currently a charge equal to 4.0% of each premium paid up to an aggregate amount equal to ten Target Premiums for your Policy, or to ten Target Premiums for an increase after an increase in Stated Death Benefit, is deducted to compensate us for a portion of the cost of selling the Policy. This charge is guaranteed to never exceed 4% of each premium paid. This deduction from premiums is only a portion of the total sales charge that will be assessed against your Accumulation Value in the event you surrender your Policy during the 14 Policy Years following the Policy Date or 14 years following an increase in the Stated Death Benefit. See "Sales Surrender Charge," page 59.

For a Policy with an increase in Stated Death Benefit, premiums paid are allocated to the initial Stated Death Benefit and each increase in the Stated Death Benefit (each portion of the Death Benefit is referred to as a "segment") in the same proportion that the Target Premium for each segment bears to the total Target Premium for the Policy after the increase is taken into account.

The sales charge covers the cost of distribution, costs of preparing our sales literature, other promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including the sales charge, any sales Surrender Charge we may collect and any profit we may earn on the mortality and expense risk charge deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.

SURRENDER CHARGE

We assess a surrender charge against your Accumulation Value upon a Surrender or lapse of your Policy in the first 14 Policy Years, or the 14 years following an increase in Stated Death Benefit. An increase in the Stated Death Benefit as a result of a change in the death benefit type is not treated as an increase for purposes of the surrender charge. The surrender charge consists of two charges: an administrative surrender charge and a sales surrender charge.

If the Stated Death Benefit of your Policy is reduced due to a requested decrease or a Withdrawal effected during the first 14 Policy Years or 14 years following an increase in the Stated Death Benefit, we may deduct a portion of the surrender charge from your Accumulation Value. We also may recalculate the sales surrender charge in effect after the reduction is taken into account. See "CHANGES IN DEATH BENEFIT," page 51. Decreases in the Stated Death Benefit as a result of a change in your death benefit option do not result in a surrender charge deduction from your Accumulation Value or in a recalculation of the remaining sales surrender charge.

The surrender charge is designed to recover our expenses in issuing and distributing the Policies.

Administrative Surrender Charge

The administrative surrender charge is calculated separately for the initial Stated Death Benefit and for each increase in Stated Death Benefit (the initial Stated Death Benefit and each increase in Stated Death Benefit is referred to as a "death benefit segment"). The charge is equal to $4.00 per $1,000 of Stated Death Benefit for each death benefit segment. The administrative surrender charge in effect on any Valuation Day is taken into account when calculating the Cash Surrender Value payable on a Surrender. Upon a reduction in Stated Death Benefit, the administrative surrender charge for each death benefit segment will be reduced by the same proportion that the Stated Death Benefit is reduced. The administrative surrender charge remains level for the first 9 Policy Years or 9 years after an increase in Stated Death Benefit, then decreases by one-sixth of the amount in effect at the end of the 9th Policy Year or 9th year after the increase in Stated Death Benefit until it reaches zero at the beginning of the 15th Policy Year or the 15th year after the increase in Stated Death Benefit, or the year in which the Insured reaches Age 98, whichever is earlier.

Sales Surrender Charge


The sales surrender charge is calculated separately for the Target Premium for the Policy as issued, and for the Target Premium for each death benefit segment for any increase in Stated Death Benefit. Target Premiums are not based on the planned premiums you determine when you purchase the Policy. Target Premiums are actuarially determined based on the Age and sex of the Insured. See "PREMIUMS," page 35. The Target Premium for your Policy, as originally issued, and for any increase in Stated Death Benefit made after the Policy Date will be listed in the schedule attached to your Policy. The amount of the sales surrender charge that may be deducted in a Policy Year is not necessarily related to our actual sales expenses in that year.

In the case of each death benefit segment, the sales surrender charge is equal to 46% of actual premiums paid up to one Target Premium, plus 44% of any premiums paid between one and two Target Premiums for the death benefit segment. The maximum sales surrender charge for each death benefit segment will be shown in the schedule attached to your Policy. Like the administrative surrender charge, the dollar amount of the maximum sales surrender charge for a death benefit segment remains level for the first 9 Policy Years or 9 years after the death benefit segment takes effect, then decreases each year for the next six
(6) years (by one-sixth of the dollar amount of the maximum sales surrender charge at the end of the 9th Policy Year or the 9th year after the death benefit segment takes effect) until it reaches zero at the beginning of the 15th Policy Year or the 15th year after the death benefit segment takes effect, or the year in which the Insured reaches Age 98, whichever is earlier.

In the first two Policy Years or first two years after an increase in Stated Death Benefit, the sales surrender charge is capped at 26% of premiums paid up to one Target Premium, plus 6% of premiums paid between one and two Target Premiums plus 5% of premiums in excess of two Target Premiums.

The entire amount of the sales surrender charge in effect on any Valuation Day is taken into account when calculating the Cash Surrender Value payable on a Surrender. A portion of the sales surrender charge may be deducted upon a decrease in Stated Death Benefit resulting from a requested decrease in Stated Death Benefit or a Withdrawal, depending in part on whether premiums paid and allocated to a death benefit segment are more or less than the Target Premium for the segment. The following rules explain when a sales surrender charge is deducted on a decrease in Stated Death Benefit, how the amount deducted is calculated, and how the remaining sales surrender charge is adjusted.

o When the Stated Death Benefit is decreased, each death benefit segment and corresponding Target Premium is reduced in the same proportion that the Stated Death Benefit is decreased (e.g., if the Stated Death Benefit is reduced by 10%, the Target Premium and each death benefit segment are reduced by 10% of their respective amounts). The sales surrender charge will be calculated based on the reduced Target

         Premium for each death benefit segment, as reduced, as if the decreased Stated Death Benefit was always in effect.

o If after a reduction in the Stated Death Benefit the reduced Target Premium for each reduced death benefit segment is greater than or equal to the sum of premiums paid that were allocated to the death benefit segment before the reduction, the maximum sales surrender charge you pay in the future will be reduced (due to the reduction in Target Premium), but no sales surrender charge will be deducted from your Accumulation Value.

o If after a reduction in the Stated Death Benefit the reduced Target Premium for each death benefit segment is less than the sum of premiums paid that were allocated to the death benefit segment, the maximum sales surrender charge you pay in the future will be reduced (due to the reduction in Target Premium), and a sales surrender charge will be deducted from your Accumulation Value. The amount of this charge is the difference between the sales surrender charge in effect immediately before the decrease in Stated Death Benefit and the sales surrender charge calculated after the decrease in Stated Death Benefit.

An example of the calculation of surrender charges follows:

If the Stated Death Benefit is $200,000 for an insured age 45 on the Policy Date and the Target Premium on this Policy is $2,800, the surrender charge assuming that a $2,500 premium is paid at the beginning of each Policy Year is shown in the table below:


   Policy Year               Administrative                 Sales Surrender Charge            Actual Surrender
                            Surrender Charge                                                      Charge
--------------------------------------------------------------------------------------------------------------------
        1                          800                               650                           1450
        2                          800                               860                           1660
        3                          800                              2520                           3320
        4                          800                              2520                           3320
        5                          800                              2520                           3320
        6                          800                              2520                           3320
        7                          800                              2520                           3320
        8                          800                              2520                           3320
        9                          800                              2520                           3320
        10                         667                              2100                           2767
        11                         533                              1680                           2213
        12                         400                              1260                           1660


   Policy Year               Administrative                 Sales Surrender Charge            Actual Surrender
                            Surrender Charge                                                      Charge
--------------------------------------------------------------------------------------------------------------------
        13                         267                               840                           1107
        14                         133                               420                            553
        15                          0                                 0                              0

MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE

The following charges are deducted from your Net Accumulation Value on each Monthly Processing Date. These deductions are taken from the Subaccounts of the Variable Account and the Guaranteed Interest Account in the same proportion that your Net Accumulation Value in each Subaccount and the Guaranteed Interest Account bears to the total Net Accumulation Value as of the Monthly Processing Date.

Initial Policy Charge. The initial Policy charge is $20 per month for the first Policy Year. This charge covers the costs of setting up your Policy, other than sales expenses, such as application processing, medical examinations, establishment of Policy records and insurance underwriting costs.

Monthly Administrative Charge. The monthly administrative charge is $6 per month and is guaranteed never to exceed $10 a month. This charge is designed to cover the ongoing costs of maintaining your Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, and other expenses and overhead. The initial amount of this charge is not more than the average expected cost of the services to be provided this year.

Cost of Insurance Charge. The cost of insurance charge compensates us for the anticipated cost of paying the amount of the Death Benefit that exceeds your Accumulation Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and depend on a number of variables. The charge on a Monthly Processing Date is equal to our current monthly cost of insurance rate multiplied by the net amount at risk under the Policy for the Death Benefit. Because the monthly rate and the net amount at risk vary, the charge varies from month to month and from Policy to Policy.

-- Net Amount At Risk. Generally, the net amount at risk is the difference between the Accumulation Value and the Death Benefit. If the Adjustable Term Insurance Rider is in effect, the net amount at risk is determined separately for the Base Death Benefit and for the insurance provided by the rider. The net amount at risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of your Accumulation Value on the Monthly Processing Date. For this purpose, the amount of your Accumulation Value is determined after deduction of administrative charges and other supplemental benefit charges due on that date, but before deduction of the cost of insurance charges for the Base Death Benefit and for any Adjustable Term Insurance Rider. The net amount at risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit of your

Policy consists of more than one death benefit segment because there has been an increase in Stated Death Benefit (see "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 49), the net amount at risk is allocated to each death benefit segment in the same proportion that the death benefit segment bears to the sum of all death benefit segments as of the Monthly Processing Date.

If the Base Death Benefit at the beginning of the month is increased, for example, due to the requirements of federal income tax law definition of life insurance, the net amount at risk for the Base Death Benefit that month will also increase, but the net amount at risk for any Adjustable Term Insurance Rider may be reduced. Changes in the relative makeup of the death benefit may affect the cost of insurance charge.

-- Cost of Insurance Rate. The cost of insurance rate for your Policy (or for a death benefit segment) is based on the Age, sex and risk class of the Insured. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider (See, "ADDITIONAL BENEFITS," page 68), and any additional death benefit segments. We place the Insured in a risk class when we issue the Policy, based on our underwriting of the application. This original risk class applies to the initial Stated Death Benefit and any Adjustable Term Insurance Rider then added to the Policy. When an increase in Stated Death Benefit is requested, we conduct underwriting before approving the increase to determine whether a different risk class will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the original risk class, the risk class for the increase also will be applied to the initial Stated Death Benefit. If the risk class for the increase has higher cost of insurance rates than the original risk class, the risk class for the increase will apply only to the increase in Stated Death Benefit, and the original risk class will continue to apply to the initial Stated Death Benefit. We currently place Insureds in the following risk classes, based on our underwriting: a smoker (tobacco) or nonsmoker (non-tobacco) standard risk class or a risk class involving a higher mortality risk (a "substandard class").

Cost of insurance rates may change from time to time, but they will never be more than the guaranteed maximum rates set forth in your Policy. The guaranteed rates for standard risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Nearest Birthday ("1980 CSO Tables"), sex-distinct. The guaranteed rates for substandard risk classes are based on multiples or additives of the 1980 CSO Tables. Unisex rates are used where appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Our current cost of insurance rates may be less than the guaranteed rates. In addition, current rates are less for Policies with a Stated Death Benefit (or Target Death Benefit, if any) that is at least $250,000 on the Policy Date. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard risk class are lower than guaranteed rates for an Insured of the same Age and sex in a smoker standard risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard risk class are generally lower than guaranteed rates for an Insured of the same Age and sex and smoking status in a substandard risk class. Cost of insurance rates (whether guaranteed or current) generally increase as the Age of the Insured increases.

Guaranteed Minimum Death Benefit Charge. If the Guaranteed Minimum Death Benefit provision is elected, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month during the Guarantee Period.

Supplemental Benefit Charges. If any additional benefits are added to your Policy, charges for these benefits will be deducted monthly as part of the monthly deduction. See "ADDITIONAL BENEFITS," page 68.


OTHER ADMINISTRATIVE CHARGES

The following describes other administrative charges that may be imposed on certain transactions or requests. We do not expect to earn a profit from these charges.

Withdrawal Transaction Charge. Prior to the Maturity Date and after the Free Look Period, you may take one Withdrawal each Policy Year without a withdrawal transaction charge. We impose a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount requested on each additional Withdrawal in that Policy Year. The withdrawal transaction charge will be deducted from your Net Accumulation Value on the same basis as the Withdrawal is taken.

Excess Transfer Charge. We allow you 12 free transfers among and between the Subaccounts and the Guaranteed Interest Account each Policy Year. For each additional transfer, we will charge you $25 at the time each such transfer is processed. The charge will be deducted from your Subaccount Accumulation Value and Guaranteed Interest Account Accumulation Value in the same proportion as amounts transferred from those values. Any transfer(s) due to the election of Dollar Cost Averaging will not be included in determining if the excess transfer charge should apply.

Change in Net Premium Allocation Percentages. If you change your Net Premium allocation percentages more than five times during a Policy Year, we may impose an administrative charge of $25. If imposed, this charge will be deducted proportionally from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.

Automatic Rebalancing Charge. If you change the Automatic Rebalancing allocation more than five times in a Policy Year, a $25 charge is deducted from your Accumulation Value in proportion to the Subaccount Accumulation Values and the Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.


CHARGES DEDUCTED FROM THE SUBACCOUNTS

Mortality and Expense Risk Charge. We deduct a daily charge from the assets in the Subaccounts to compensate Southland for mortality and expense risks that we assume under the Policy. The daily charge is at the rate of 0.002466% (equivalent to an annual rate of 0.90%) on the assets of the Variable Account. The mortality and expense risk charge is not deducted from the Guaranteed Interest Account. If the mortality and expense risk charge is insufficient to cover the cost of mortality and expense risks undertaken by Southland, the Company will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

The mortality risk assumed is the risk that Insureds, as a group, will live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk assumed is the risk that it will cost us more to issue and administer the Policy and the Variable Account than we expected in setting certain of the charge levels guaranteed in the Policy.


PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios. Please read the prospectus for the Portfolios you are considering for complete details.


PERSISTENCY REFUND

Southland will provide a persistency refund to long-term Owners of the Policy. Each month the Policy or a coverage segment of Stated Death Benefit remains in force after the tenth Policy Anniversary, Southland will credit the Net Accumulation Value with a refund equivalent to 0.35% on an annualized basis (0.02917% monthly) of the Net Accumulation Value for that segment. The Net Accumulation Value will be allocated to each coverage segment based upon the number of completed Policy Years that segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The persistency refund will be added to the Subaccounts of the Variable Account in the same proportion that the Accumulation Value in each Subaccount bears to the Net Accumulation Value in the Variable Account as of the Monthly Processing Date.

The following are examples of how the persistency refund affects a $10,000 Net Accumulation Value each month if: (a) there is no Policy loan outstanding; and
(b) there is an outstanding Policy loan:

Accumulation Value = $10,000 (all in the Variable Account)

Monthly persistency refund rate = .0002917

Persistency refund = 10,000 x .0002917 = $2.92


                                            Variable Account
                                            ----------------

          Before Persistency Refund            $10,000.00
          After Persistency Refund             $10,002.92

The following is an example of how the persistency refund affects the Accumulation Value each month if the Policy has a loan:

Accumulation Value = $10,000

Accumulation Value in the Variable Account = $5,000

Policy Loan Account Value = $5,000

Monthly persistency refund rate = .0002917

Persistency refund = 5,000 x .0002917 = $1.46

                                 Variable Account          Loan Division
                                 ----------------          -------------

   Before Persistency Refund        $5,000.00                $5,000.00
   After Persistency Refund         $5,001.46                $5,000.00


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce any sales, surrender, administrative, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or accept a lower minimum initial Stated Death Benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Policies or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Policy is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

                          ADDITIONAL POLICY INFORMATION

THE OWNER

The original Owner is the person named as the Owner in the application. You, as Owner, can exercise all rights and receive the benefits during the Insured's life before the Maturity Date. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.


THE BENEFICIARY

The Beneficiary is the person to whom we pay the Death Proceeds upon the death of the Insured prior to the Maturity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the application. Contingent Beneficiaries are paid Death Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Death Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Death Proceeds to the Owner's estate. We will pay the Death Proceeds to the most recent Beneficiary designation on file with us.


CHANGE OF OWNER OR BENEFICIARY

Prior to the Maturity Date and after the Free Look Period, you may transfer ownership of the Policy subject to our published rules at the time of the change.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes.

To make any of these changes, you must send us Written Notice. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. For possible tax consequences, see "FEDERAL TAX CONSIDERATIONS," page 71.

RIGHT TO CONVERT POLICY

At any time within the first 24 Policy Months after issuance of the Policy or after an increase in Stated Death Benefit, while the Policy is in force during the life of the Insured, the Owner may convert the Policy without evidence of insurability to a new Policy on the life of the Insured providing benefits which do not vary with the investment experience of the Variable Account. This conversion is accomplished by the transfer of the entire amounts in the Subaccounts of the Variable Account to the Guaranteed Interest Account and the allocation of all future premium payments to the Guaranteed Interest Account. This will, in effect, serve as a conversion of the Policy to the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. The converted policy will be on the flexible premium adjustable life insurance plan being issued by Southland. The converted policy will provide the same amount of death benefit or the same net amount at risk to Southland as the Policy and will have the same issue Age and date of issue as the Policy. The cost of insurance rates for the converted policy will be those applicable to flexible premium adjustable life policies in the same risk classification as the Policy and issued on the same date as the Policy. All Policy Debt must be paid. The contestable period, suicide period, and surrender charge period of the converted policy will be measured from the date of issue of the Policy. The effective date of the conversion will be the date Southland received a Written Request to convert at its Customer Service Center. When exercising your conversion right, you are required to return the Policy to our Customer Service Center, and we will send to you a new policy form which will not allow you to allocate future premiums to Subaccounts of the Variable Account.


REINSTATEMENT

If coverage ends because a sufficient premium is not paid during a grace period, the Policy may be reinstated within five (5) years after the lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.


OTHER POLICY PROVISIONS

If an Age or sex given in the application is misstated, the amounts payable or benefits provided by the Policy shall be those that the premium would have bought at the correct Age or sex.

We cannot contest this Policy after is has been in force for two years from the Policy Date during the Insured's lifetime except for non-payment of premium. No benefits added to your Policy after the Policy Date can be contested after they have been in force for two years from the effective date of such benefit, during the Insured's lifetime except for non-payment of premium.

We must receive any election, designation, change, assignment, or any other change request you make in writing. We may require a return of your Policy for any Policy change or for paying Death Benefits. If your Policy has been lost, we will require that you complete and return a

"Policy Replacement Form." The effective date of any change will be the date the request was signed. Any change will not affect payments made or action taken by us before the change is recorded at our Customer Service Center.

You may assign this Policy as collateral security upon Written Notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid.


AUTHORITY TO CHANGE POLICY TERMS

Only the President, a Vice President, or the Secretary of the Company has authority to agree on behalf of the Company to any alteration of the Policy or to any waiver of the right or requirements of the Company.

This Policy is intended to qualify as a life insurance policy under the Code. To that end, all terms and provisions of the Policy shall be interpreted or implemented to ensure or maintain such qualification.

We reserve the right to amend this Policy, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements, in order to qualify the Policy as a life insurance policy under the Code. We will send you Written Notice of such amendments.


                               ADDITIONAL BENEFITS


Your Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from your Accumulation Value for each additional benefit you choose. These benefits may be canceled at any time. More details will be included in your Policy if you choose any of these benefits. A Policy may not contain both the Waiver of Specified Premium Rider and the Waiver of Cost of Insurance Rider at the same time.

From time to time we may make available Riders other than those listed below. Contact your registered representative for a complete list of the Riders available.


ACCIDENTAL DEATH BENEFIT RIDER

This Rider will pay the benefit amount selected by you if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70. The minimum amount of coverage is $5,000 and the maximum amount is the Stated Death Benefit.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, you determine a schedule of death benefits called the Target Death Benefit which you establish at levels to meet your projected needs in the future. You may set the Target Death Benefit to vary as often as each Policy Year. The Target Death Benefit will be listed in the schedule attached to the Policy.

Subject to our rules, the Target Death Benefit schedule may be changed after issue. See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 49.

The amount of Adjustable Term Insurance in force at any time is the amount needed to fill the difference between the Target Death Benefit you have selected and the Base Death Benefit then in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit under the Policy (i.e., changes resulting from the federal income tax law definition of life insurance test you have chosen under option 1 or 2).

For example, assume the Base Death Benefit varies according to the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

  Base Death Benefit       Target Death Benefit      Adjustable Term Insurance
                                                            Rider Amount

        $201,500                 $250,000                      $48,500
        $202,500                 $250,000                      $47,500
        $202,250                 $250,000                      $47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Term Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit under the Policy. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until you choose to remove it from your Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit you have applied for, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Withdrawals may reduce the amount of the Target Death Benefit. See "WITHDRAWALS," page 45.

We generally restrict the amount of the Target Death Benefit to an amount not more than 500% of the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $500,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from your Accumulation Value for the Adjustable Term Insurance Rider amount in effect. These cost of insurance charges may be lower than the rates applicable to the Base Death Benefit in the early Policy Years, and may be higher in the later Policy Years. See "Cost of Insurance Charge," page 61. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for your Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred. See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 49.

The Adjustable Term Insurance Rider provides life insurance coverage on the Insured as long as the Cash Surrender Value is sufficient to pay all of the deductions that are taken out of your Net Accumulation Value each month.


ADDITIONAL INSURED RIDER

This Rider allows you to provide for death benefits upon the death of immediate family members of the Insured. A maximum of nine Additional Insured Riders may be added to your Policy.

The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of your Policy.


CHILDREN'S INSURANCE RIDER

This Rider will allow you to add death benefit coverage on your children. It also provides that you may cover children upon birth or legal adoption without presenting evidence of insurability to us. The minimum amount of coverage is $1,000 per child and the maximum amount of coverage is $10,000 per child.


EXCHANGE OF INSURED RIDER

This Rider allows you to change the person insured under your Policy. If you do so, the cost of insurance charge may change, but we will not change the Policy values or the Surrender Charge. There is no charge for this Rider. The exercise of this Rider may have adverse tax consequences. For federal tax purposes, the exercise of this Rider is treated as a surrender of the Policy. Consult your tax advisor. See "FEDERAL TAX CONSIDERATIONS," page 71.

GUARANTEED INSURABILITY RIDER

This Rider will allow you to increase your Stated Death Benefit without providing us with evidence that the Insured remains insurable during the Policy. Increases are limited in amount and timing.


WAIVER OF THE COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from your Net Accumulation Value.


WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. In your application you select the amount of premium, within limits, that will be waived.


GUARANTEED MINIMUM DEATH BENEFIT RIDER


This Rider provides that the Policy will remain in force for the selected Guarantee Period regardless of the amount of the Cash Surrender Value, provided certain conditions are met.

                           FEDERAL TAX CONSIDERATIONS

                     The Following Discussion is General and
                          Is Not Intended as Tax Advice


Introduction

The following summary provides a general description of the federal income tax considerations associated with your purchase of the Policy and does not purport to be complete or to cover all situations. Southland advises that counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Southland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service.


Tax Status of the Policy

Code section 7702 sets forth the definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, Southland believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under section 7702, issued on July 5, 1991) that such a Policy should meet the section 7702 definition of a "life insurance contract."

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of section 7702 should be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract.

If it is subsequently determined that a Policy does not satisfy section 7702, Southland may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702. For these reasons, Southland reserves the right to restrict Policy transactions as necessary to attempt to continue its qualification as a life insurance contract under section 7702.

In addition to the definitional test described above, section 817(h) mandates that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under section 7702 of the Code. The Variable Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. '1.817-5, which affect how the Portfolio's assets are to be invested.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Southland does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Southland therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Southland does not guarantee the tax treatment of any such arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.


Tax Treatment of Policy Benefits

In General. Southland believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a flexible-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Code section 101(a)(1).

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from type A to type B or vice versa), a policy loan, a Withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Accumulation Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such a Policy's maturity, if the amounts received plus the amount of indebtedness exceeds the total investment in the Policy the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Code section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Southland will, however, monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed as distributions from a modified endowment contract.

Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans generally are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not Modified Endowment Contract are subject to the 10 percent additional tax.

Policy Loans. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible. The deduction of interest on Policy loans is further restricted by section 264 of the Code. Before taking a Policy loan, an Owner should consult a tax adviser as to the tax consequences of such a loan.

Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

Multiple Policies. All Modified Endowment Contracts that are issued by Southland (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(e).


                                OTHER INFORMATION

REPORTS TO OWNERS

Southland maintains records and accounts of all transactions involving the Policy, the Guaranteed Interest Account and the Variable Account. Each year, we will send you a report that shows current information regarding your Policy. This report will show for the last Policy Year the current Accumulation Value, Cash Surrender Value and Premiums paid since the last report.

The report will also show the allocation of your Accumulation Value as of the date of the report and the amounts added to or deducted from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value since the last report. The report will include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Policy is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Subaccounts invest, as well as any other reports, notices or documents required by law to be furnished to Policyowners.


DISTRIBUTION OF THE POLICIES

ING America Equities, Inc. is principal underwriter and distributor of the Policies as well as of other contracts issued through the Variable Account and other separate accounts of Southland. ING America Equities, Inc. is an affiliate of Southland. It is a corporation organized under the laws of the State of Colorado in 1993. Its officers are located at 1290 Broadway, Denver,
Colorado, 80203-1290. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ING America Equities, Inc. serves as underwriter/distributor for other separate accounts registered with the SEC. We pay ING America Equities, Inc. for acting as principal underwriter under a distribution agreement. The Policy will be offered on a continuous basis and Southland does not anticipate discontinuing the offer.

ING America Equities, Inc. will enter into sales agreements with broker-dealers to solicit for the sale of the Policies through registered representatives who are licensed to sell securities and variable insurance products. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all premiums paid in the first Policy Year up to one Target Premium, and 3% of premiums paid in the first Policy Year in excess of one Target Premium. An additional 3% is paid on premiums received in Policy Years 2 through 10. In addition, certain bonuses and managerial compensation may be paid.


VOTING PRIVILEGES

In accordance with its view of current applicable law, the Company will vote Portfolio shares held in the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount, and may include fractional votes. An Owner holds a voting interest in each Subaccount to which the Variable Accumulation Value is allocated.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Accumulation Value attributable to that Owner's Policy in that Subaccount by the net asset value per share of the Portfolio in which that Subaccount invests.

The number of votes available to an Owner will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

Portfolio shares as to which no timely instructions are received and shares held by the Company in a Subaccount as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under "CHANGES RELATING TO THE VARIABLE ACCOUNT," page 33) may require Owner approval. In that case, you will be entitled to vote in proportion to your Variable Accumulation Value.

We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise Owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

LEGAL PROCEEDINGS

There are no legal or administrative proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Southland, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation or administrative proceeding is material to Southland's ability to meet its obligations under the Policy or to the Variable Account nor do we expect to incur significant losses from such actions. ING America

Equities, Inc. is not involved in any legal or administrative proceedings that are material with respect to the Variable Account or the Variable Account's assets.

SOUTHLAND'S DIRECTORS AND OFFICERS

Southland Life Insurance Company is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Southland's directors.



                                               Position with           Principal Occupation During the
Name and Address                               Southland Life          Past Five Years
--------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard                              Chairman                Director, Life of Georgia (since 1994);
5780 Powers Ferry Road, N.W.                                           President & Chief Executive Officer, ING
Atlanta, GA  30327-4390                                                North America Insurance Corp. (since 1993);
                                                                       Chief Executive Officer & Director, ING
                                                                       America Life Corp. (since 1993); Chairman
                                                                       of the Board and Chief Executive Officer,
                                                                       Southland Life (since 1993); Chief
                                                                       Executive Officer, ING America Life Corp.
                                                                       (1993); Chief Executive Officer & Director,
                                                                       Security Life and Denver Insurance Company
                                                                       (since 1989).
--------------------------------------------------------------------------------------------------------------------
Robert J. St. Jacques                          Vice                    Chief Executive Officer, Southland Life
5780 Power Ferry Road, N.W.                    Chairman                Insurance Company (since 1995); President &
Atlanta, GA  30327-4390                                                Chief Executive Officer, ING America Life
                                                                       Corporation (since 1994); President & Chief
                                                                       Executive Officer, The Laurentian Group
                                                                       (1990 - 1994); Chairman & Chief Executive
                                                                       Officer, The Imperial Life Insurance Co. of
                                                                       Canada (1990-1994).
--------------------------------------------------------------------------------------------------------------------
Michael W. Cunningham                          Director                Executive Vice President, Chief Financial
5780 Powers Ferry Road, N.W.                                           Officer, ING North America Insurance
Atlanta, GA  30327-4390                                                Corporation (since June, 1991); Executive
                                                                       Vice President, Chief Financial Officer,
                                                                       American Income Life (1991); Senior Vice
                                                                       President, Chief Financial Officer,
                                                                       Integon Corporation (1987-1991).
-------------------------------------------------------------------------------------------------------------------

                                               Position with           Principal Occupation During the
Name and Address                               Southland Life          Past Five Years
--------------------------------------------------------------------------------------------------------------------
Linda B. Emory                                 Director                Executive Vice President, ING North America
5780 Powers Ferry Road, N.W.                                           Insurance Corporation (since 1994);
Atlanta, GA  30327-4390                                                Director, Life of Georgia (since 1991);
                                                                       Senior Vice President, Life of Georgia
                                                                       (1990-1994).
--------------------------------------------------------------------------------------------------------------------
James D. Thompson                              Director                President & Chief Operating Officer,
5780 Powers Ferry Road, N.W.                                           Southland Life Insurance Company (since
Atlanta, GA  30327-4390                                                1995); Executive Vice President & Chief
                                                                       Financial Officer, ING America Life Corporation
                                                                       (1993-1995); Vice President, ITT Corporation
                                                                       (1992-1993); Executive Vice President, ITT
                                                                       Corporation (1990-1993).
--------------------------------------------------------------------------------------------------------------------
P. Randall Lowery                              Director                Senior Vice President & Corporate Actuary,
5780 Powers Ferry Road, N.W.                                           ING America Life Corporation (since 1994);
Atlanta, GA  30327-4390                                                Vice President & Actuary, Southland Life
                                                                       Insurance Company (1990-1994).
--------------------------------------------------------------------------------------------------------------------
Francis J. Mulcahy                             Director                Vice President, General Counsel &
5780 Powers Ferry Road, N.W.                                           Secretary, Life of Georgia (since 1995);
Atlanta, GA  30327-4390                                                Vice President, General Counsel &
                                                                       Secretary, Southland Life Insurance Company
                                                                       (since 1995); Vice President & Secretary, Life
                                                                       Insurance Company of Georgia (since 1994);
                                                                       Vice President & Secretary, Southland Life
                                                                       Insurance Company (since 1994); General Counsel,
                                                                       Southland Life Insurance Company (1989-1994);
                                                                       Associate General Counsel, Southland Life
                                                                       Insurance Company (1989-1994); Associate General
                                                                       Counsel, Life Insurance Company of Georgia
                                                                       (1983-1994).

The following table sets forth the names, addresses and principal occupations during the last five years of the senior officers of Southland (other than officers who are members of Southland's board of directors).


                                               Position with            Principal Occupation During the Past Five
Name and Address                               Southland Life           Years
--------------------------------------------------------------------------------------------------------------------
John R. Barmeyer                               Senior Vice President,   Director, Life of Georgia (since 1992);
5780 Powers Ferry Road, N.W.                   Chief Legal Officer      General Counsel, ING America Life
Atlanta, GA  30327-4390                                                 Insurance Corporation, and Senior Vice
                                                                        President, General Counsel & Secretary,
                                                                        Life of Georgia (since 1992); Vice President,
                                                                        General Counsel & Secretary,
                                                                        Life of Georgia (1990-1992).
------------------------------------------------------------------------------------------------------------------
Alan Jeglinski                                 Senior Vice President    Senior Vice President, Operations (since
5780 Powers Ferry Road, N.W.                   - Operations             1995); Vice President - Administration
Atlanta, GA  30327-4390                                                 (1994-1995); Vice President, Property and
                                                                        Casualty (1993-1994); General Manager,
                                                                        Orion Insurance, PLC (1985-1993)
------------------------------------------------------------------------------------------------------------------
James J. Carey                                 Senior Vice President    Senior Vice President - Marketing/Chief
5780 Powers Ferry Road, N.W.                    - Marketing/Chief       Marketing Officer (since 1996); President,
Atlanta, GA  30327-4390                         Marketing Officer       United Securities Alliance (1994-1996);
                                                                        Independent Consulting (1992-1994); Executive
                                                                        Vice President - Marketing , Primerica
                                                                        Financial Services (1987-1992)
--------------------------------------------------------------------------------------------------------------------
Pamela Crane                                   Senior Vice President    Senior Vice President - Actuarial (since
5780 Powers Ferry Road, N.W.                   - Actuarial              1995); Vice President - BIO (1994 - 1995);
Atlanta, GA  30327-4390                                                 Consultant, Tillinghast (1988-1994)
--------------------------------------------------------------------------------------------------------------------
Allen W. Rightmeyer                            Vice President           Vice President (since 1996); Senior Vice
5780 Powers Ferry Road, N.W.                                            President, Aegon USA (1988-1996)
Atlanta, GA  30327-4390
--------------------------------------------------------------------------------------------------------------------

A fidelity bond in the amount of $6 million in Guilders covering Southland's officers and employees has been issued by NN Reinsurance Company, N.V.

EXPERTS

The financial statements of Southland Life Insurance Company at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Pamela M. Crane, who is Senior Vice President - Finance/Actuarial of Southland Life Insurance Company. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

LEGAL MATTERS

The legal matters in connection with the Policy described in this Prospectus have been passed on by Francis J. Mulcahy, Vice President, Secretary and General Counsel of Southland. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

FINANCIAL STATEMENTS

The audited financial statements of Southland Life Insurance Company at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, (as well as the auditors' report thereon) plus unaudited interim financial statements of Southland Life Insurance Company as of June 30, 1996 are included beginning on the next page.

This prospectus does not contain financial statements for the Southland Separate Account L1 because it has not yet commenced operations, has no assets or liabilities and has received no income nor incurred any expenses as of the date of this prospectus.

                       Southland Life Insurance Company

                  Condensed Financial Statements (Unaudited)

                        Six Months ended June 30, 1996



                                   Contents

Unaudited Financial Statements

Condensed Balance Sheet....................................................1
Condensed Statements of Income.............................................3
Condensed Statement of Stockholder's Equity................................4
Condensed Statements of Cash Flows.........................................5
Condensed Notes to Financial Statements....................................6

                       Southland Life Insurance Company

                      Condensed Balance Sheet (Unaudited)

                                 June 30, 1996

                                (In Thousands)

Assets
Investments:
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost:
      1996 - $803,241; 1995 - $793,055)                                                    $   830,530
    Equity securities, at fair value (cost:  1996 - $416;
      1995 - $614)                                                                                 664
    Mortgage loans on real estate                                                              317,869
    Investment real estate, at cost, less accumulated
      depreciation (1996 - $12; 1995 - $10)                                                        188
    Policy loans                                                                                81,465
    Other long-term investments                                                                    165
    Short-term investments                                                                      10,000
                                                                                        ----------------
                                                                                             1,240,881

Cash                                                                                             1,255
Accrued investment income                                                                       18,802
Reinsurance recoverable:
  Paid benefits                                                                                  9,334
  Unpaid benefits and IBNR                                                                       2,610
Prepaid reinsurance premiums                                                                   286,111
Deferred policy acquisition costs                                                              164,513
Present value of future profits less accumulated
  amortization (1996 - $171,881; 1995 - $163,605)                                               80,293
Goodwill less accumulated amortization (1996 - $10,311;
  1995 - $9,540)                                                                                50,150
Other assets                                                                                     8,533
                                                                                        ----------------
Total assets                                                                                $1,862,482
                                                                                        ================

Liabilities and stockholder's equity
Liabilities:
  Future policy benefits:
    Life and annuity reserves                                                               $1,110,211
    Accident and health reserves                                                                10,481
    Guaranteed investment contracts                                                            279,360
    Policyholders' funds                                                                         3,133
    Advance premiums                                                                                87
    Accrued dividends and dividends on deposit                                                     764
    Unpaid claims                                                                               15,952
                                                                                        ----------------
                                                                                             1,419,988

Accounts payable and accrued expenses                                                            4,129
Indebtedness to related parties                                                                  6,605
Other liabilities                                                                               19,169
Federal income taxes payable:
  Current                                                                                        4,922
  Deferred                                                                                      42,872
                                                                                        ----------------
Total liabilities                                                                            1,497,685

Stockholder's equity:
  Common stock, $3 par value:
    Authorized - 2,550,000 shares
    Issued and outstanding - 2,500,000 shares                                                    7,500
  Additional paid-in capital                                                                   254,353
  Net unrealized investment gains                                                               15,049
  Retained earnings                                                                             87,895
                                                                                        ----------------
Total stockholder's equity                                                                     364,797
                                                                                        ----------------
Total liabilities and stockholder's equity                                                  $1,862,482
                                                                                        ================

See accompanying notes.

                       Southland Life Insurance Company

                  Condensed Statements of Income (Unaudited)

                                                                       Six months ended June 30
                                                                       1996                1995
                                                              --------------------------------------------
                                                                            (In Thousands)
Revenues:
   Traditional life insurance premiums                              $   22,237             $  18,296
   Health insurance premiums                                            30,395                27,107
   Universal life and investment product charges                        40,220                32,808
   Reinsurance assumed                                                       -                 2,010
                                                              --------------------------------------------
                                                                        92,852                80,221
   Reinsurance ceded premiums                                          (28,718)              (22,134)
                                                              --------------------------------------------
                                                                        64,134                58,087
   Net investment income                                                50,277                50,356
   Net realized gains (losses) on investments                            2,383                   332
   Other revenues                                                        5,158                   531
                                                              --------------------------------------------
Total revenues                                                         121,952               109,306

Benefits and expenses:
   Insurance claims and benefits incurred:
     Traditional life insurance:
       Death benefits                                                   13,942                16,040
       Other benefits                                                   10,876                11,708
   Universal life and investment contracts:
     Interest credited to account balances                              18,243                13,995
     Death benefit incurred in excess of account balances                9,483                10,852
   Health benefits                                                      16,704                10,391
   Increase (decrease) in policy reserves and other funds                4,729                (2,340)
   Reinsurance recoveries                                              (13,753)               (8,801)
                                                              --------------------------------------------
                                                                        60,224                51,845

Commissions                                                              8,310                 6,936
Insurance operating expenses                                            13,509                10,217
Amortization of goodwill                                                   771                   771
Amortization of present value of future profits, net of
   accrued interest                                                      4,777                 5,077
Amortization of deferred policy acquisition costs                        8,551                 7,393
                                                              --------------------------------------------
                                                                        96,142                82,239
                                                              --------------------------------------------

Income before federal income taxes                                      25,810                27,067
Federal income taxes                                                     9,300                 9,739
                                                              --------------------------------------------
Net income                                                          $   16,510             $  17,328
                                                              ============================================

See accompanying notes.

                       Southland Life Insurance Company

            Condensed Statement of Stockholder's Equity (Unaudited)

                        Six Months ended June 30, 1996

                                (In Thousands)

Common stock:
   Balance at December 31, 1995 and June 30, 1996                                        $     7,500
                                                                                    ======================

Additional paid-in capital:
   Balance at December 31, 1995 and June 30, 1996                                           $254,353
                                                                                    ======================

Net unrealized investment gains (losses):
   Balance at December 31, 1995                                                          $    37,906
   Change in net unrealized investment gains, net of taxes                                   (33,276)
   Effect on DPAC and PVFP of unrealized gains on fixed
     maturities, net of taxes                                                                 10,419
                                                                                    ----------------------
Balance at June 30, 1996                                                                      15,049
                                                                                    ======================

Retained earnings:
   Balance at December 31, 1995                                                          $    86,385
   Net income                                                                                 16,510
   Dividends to stockholder                                                                  (15,000)
                                                                                    ----------------------
Balance at June 30, 1996                                                                      87,895
                                                                                    ======================

Total stockholder's equity                                                                  $364,797
                                                                                    ======================

See accompanying notes.

                       Southland Life Insurance Company

                Condensed Statements of Cash Flows (Unaudited)

                                                                          Six Months ended June 30
                                                                          1996                1995
                                                                    --------------------------------------
                                                                               (In Thousands)
Operating activities
Net cash provided by operating activities                               $     16,493        $   24,676

Investing activities
Securities available-for-sale:
   Sales:
     Fixed maturities                                                         38,400            52,417
     Equity securities                                                           200             1,105
   Maturities - fixed maturities                                              38,927             7,545
   Purchases:
     Fixed maturities                                                        (85,722)          (99,063)
     Equity securities                                                             -              (187)
   Securities held-to-maturity:
     Maturities - fixed maturities                                                 -             6,889
   Sale, maturity or repayment of investments:
     Mortgage loans on real estate                                            10,465             6,834
     Investment real estate                                                        -               450
   Purchase or issuance of investments:
     Mortgage loans on real estate                                           (27,515)          (28,375)
     Policy loans, net                                                        (1,301)             (499)
     Other long-term investments                                                (165)                -
   Short-term investments, net                                               (10,000)                -
                                                                    --------------------------------------
Net cash used by investing activities                                        (36,711)          (52,884)
                                                                    --------------------------------------

Financing activities
Increase in indebtedness to related parties                                      666                 -
Dividends paid                                                               (15,000)           (6,995)
Receipts from universal life and investment products credited to
   policyholder account balances                                              46,472            57,193
Return of policyholder account balances on universal life and
   investment products                                                       (11,933)          (10,751)
                                                                    --------------------------------------
Net cash provided by financing activities                                     20,205            39,447
                                                                    --------------------------------------

Increase (decrease) in cash                                                      (13)           11,239
Cash at beginning of period                                                    1,268            10,831
                                                                    --------------------------------------
Cash at end of period                                                   $      1,255        $   22,070
                                                                    ======================================

See accompanying notes.

                       Southland Life Insurance Company

              Condensed Notes to Financial Statements (Unaudited)

                                 June 30, 1996



1. Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in the Company's audited financial statements for the year ended December 31, 1995.

2. Service Agreement with Affiliate

The Company has a service agreement with Life Insurance Company of Georgia ("LOG"), an affiliated company, whereby LOG provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the cost incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement.

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]


                        REPORT OF INDEPENDENT AUDITORS

Board of Directors
Southland Life Insurance Company

We have audited the accompanying balance sheets of Southland Life Insurance Company as of December 31, 1995 and 1994, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 1994 and 1993 the Company changed its method of accounting for investments in debt and equity securities and income taxes, respectively.

                                          Ernst & Young LLP

Atlanta, Georgia
April 5, 1996

                        Southland Life Insurance Company

                                Balance Sheets

                                                                         DECEMBER 31
                                                                      1995          1994
                                                                 --------------------------
                                                                        (In Thousands)
ASSETS
Investments (Notes 1, 2, 3 and 4):
 Fixed maturities:
   A vailable-for-sale, at fair value (amortized cost:  1995-
    $793,055; 1994 - $645,554)                                      $  871,637   $  623,831

   Held-to-maturity, at amortized cost (fair value:  1994 -
    $201,704)                                                                -      200,554

 Equity securities, at fair value (cost:  1995 - $614; 1994 -
   $1,532)                                                                 764        1,602

 Mortgage loans on real estate                                         300,671      231,406
 Investment real estate, at cost, less accumulated
  depreciation (1995 - $10; 1994 - $6)                                     190          515
 Policy loans                                                           80,164       79,437
 Other long-term investments                                                 -           59
                                                                    -----------------------
Total investments                                                    1,253,426    1,137,404

Cash                                                                     1,268       10,831
Accrued investment income                                               15,951       16,728
Reinsurance recoverable:
 Paid benefits                                                           8,886          188
 Unpaid benefits and IBNR                                               16,400        2,614
Prepaid reinsurance premiums                                           282,943      240,824
Deferred policy acquisition costs                                      145,431      133,543
Present value of future profits less accumulated
 amortization (1995 - $163,605; 1994 - $145,535)                        78,204      100,602
Goodwill less accumulated amortization (1995 - $9,540;
 1994 - $7,999)                                                         50,921       52,462
Property and equipment, at cost, less accumulated
 depreciation (1994 - $105)                                                  -          626
Current federal income taxes (Note 8)                                        -        1,797
Other assets                                                             5,841        6,634
                                                                    -----------------------
Total assets                                                        $1,859,271   $1,704,253
                                                                    =======================


                                                            DECEMBER 31
                                                          1995          1994
                                                     --------------------------
                                                            (In Thousands,
                                                         Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits:
  Life and annuity reserves                              $1,052,649  $   944,710
  Accident and health reserves                               10,473       10,996
  Guaranteed investment contracts                           276,365      233,691
  Policyholders' funds                                        2,890        3,292
  Advance premiums                                               83           91
  Accrued dividends and dividends on deposit                    764          808
  Unpaid claims                                              30,383       11,001
                                                         -----------------------
Total future policy benefits                              1,373,607    1,204,589

Accounts payable and accrued expenses                         5,383        3,987
Indebtedness to related parties                              5,9 39       11,200
Other liabilities                                            27,146       31,946
Federal income taxes payable (Note 8):
 Current                                                      5,816            -
 Deferred                                                    55,236       29,130
                                                         -----------------------
Total liabilities                                         1,473,127    1,280,852

Stockholder's equity (Note 9):
 Common stock, $3 par value:
  Authorized-2,550,000 shares
  Issued and outstanding-2,500,000 shares                     7,500        7,500
 Additional paid-in capital                                 254,353      366,536
 Net unrealized investment gains (losses) (Note 1)           37,906       (8,874)
 Retained earnings                                           86,385       58,239
                                                         -----------------------
Total stockholder's equity                                  386,144      423,401
                                                         -----------------------
Total liabilities and stockholder's equity               $1,859,271   $1,704,253
                                                         =======================

See accompanying notes.

                         Southland Life Insurance Company

                              Statements of Income

                                                               YEAR ENDED DECEMBER 31
                                                              1995       1994       1993
                                                          --------------------------------
                                                                   (In Thousands)
                                                                   --------------
Revenues:
  Traditional life insurance premiums                         $ 39,182   $ 36,116   $ 38,343
  Health insurance premiums                                     60,318     18,495     10,002
  Universal life and investment product charges                67,073     56,735     45,184
  Reinsurance assumed                                             201      1,740      1,519
                                                          -----------------------------------
                                                               166,774    113,086     95,048
  Reinsurance ceded premiums                                   (45,419)   (17,501)   (10,669)
                                                          -----------------------------------
                                                               121,355     95,585     84,379
  Net investment income                                        103,279     93,802     89,169
  Net realized gains (losses) on investments                     2,880     (1,345)     6,254
  Other revenues                                                   797      2,148      1,923
                                                          -----------------------------------
Total revenues                                                 228,311    190,190    181,725

Benefits and expenses:
  Insurance claims and benefits incurred:
    Traditional life insurance:
      Death benefits                                            24,305     24,124     26,634
      Other benefits                                            21,661     21,830     22,444
    Universal life and investment contracts:
      Interest credited to account balances                     31,465     25,181     21,462
      Death benefit incurred in excess of account balances      33,902     12,690     13,697
    Health benefits                                             28,883      8,841      6,730
    Increase in policy reserves and other funds                     94      3,757         57
    Reinsurance recoveries                                     (39,883)    (9,489)    (8,092)
                                                          -----------------------------------
                                                               100,427     86,934     82,932

Commissions                                                     15,229      8,178      6,457
Insurance operating expenses (Note 11)                          20,924     18,945     19,273
                              -------
Amortization of goodwill                                         1,541      1,541      1,361
Amortization of present value of future profits, net of
 accrued interest                                               10,155     10,414     11,253

Amortization of deferred policy acquisition costs               13,326     10,060      8,595
                                                          -----------------------------------
                                                               161,602    136,072    129,871
                                                          -----------------------------------

Income before federal income taxes and the cumulative
 effect of changes in accounting methods                        66,709     54,118     51,854
Federal income taxes (Note 8)                                   23,828     18,722     12,551
                      -----
                                                          -----------------------------------
Net income before the cumulative effect of the changes
 in accounting methods                                          42,881     35,396     39,303
Cumulative effect of the changes in accounting
 methods (Note 1)                                                    -          -     (7,823)
         -------
                                                          -----------------------------------
 Net income                                                  $  42,881   $ 35,396   $ 31,480
                                                          ===================================

See accompanying notes.
----------------------

                        Southland Life Insurance Company

                       Statements of Stockholder's Equity

                                                                YEAR ENDED DECEMBER 31
                                                            1995          1994       1993
                                                          -----------------------------------
                                                                    (In Thousands)
                                                                     ------------
Common stock:
  Balance at beginning and end of year                      $    7,500    $  7,500   $  7,500
                                                          ===================================
Additional paid-in capital:
  Balance at beginning of year                              $  366,536    $366,536   $366,536
  Return of capital to stockholder                            (112,183)        -         -
                                                          -----------------------------------
  Balance at end of year                                    $  254,353    $366,536   $366,536
                                                          ===================================
Net unrealized investment gains (losses) on securities:
  Balance at beginning of year                              $   (8,874)   $    (23)  $    328
  Adjustment to beginning balance for adoption of SFAS
   115, net of income taxes of $20,440 and effect on
   DPAC and PVFP of $14,692 (net of income taxes of
   $7,911) (Note 1)                                                   -     23,268         -
           ------
  Change in net unrealized investment gains (losses),
   net of tax                                                   65,248     (52,010)      (351)
  Effect on DPAC and PVFP of unrealized gains
   (losses) on fixed maturities, net of tax                    (18,468)     19,891          -
                                                          -----------------------------------
Balance at end of year                                      $   37,906    $ (8,874)  $    (23)
                                                          ===================================
Retained earnings:
  Balance at beginning of year                              $   58,239    $ 51,543   $ 36,663
  Net income                                                    42,881      35,396     31,480
  Dividends to stockholder                                     (14,735)    (28,700)   (16,600)
                                                          -----------------------------------
  Balance at end of year                                    $   86,385    $ 58,239   $ 51,543
                                                          ===================================
Total stockholder's equity                                  $  386,144    $423,401   $425,556


See accompanying notes.
----------------------

                        Southland Life Insurance Company

                            Statements of Cash Flows

YEAR ENDED DECEMBER 31

                                                              1995       1994       1993
                                                           -----------------------------------
                                                                    (In Thousands)
                                                                      -----------
OPERATING ACTIVITIES
Net income                                                 $ 42,881   $  35,396   $  31,480
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Increase in future policy benefits                         92,996     189,867      96,138
  Net increase (decrease) in federal income taxes             8,528      (5,682)      1,946
  Increase (decrease) in accounts payable and accrued
   expenses and other liabilities                            (3,404)      3,967      (3,186)
  (Increase) decrease in accrued investment income              777      (2,092)        584
  Net realized investment (gains) losses                     (2,880)      1,345      (6,254)
  (Increase) decrease in reinsurance recoverable            (22,484)        197         907
  Increase in prepaid reinsurance premiums                  (42,119)   (161,654)    (71,341)
  Depreciation and amortization expense                      11,708      12,001      12,722
  Policy acquisition costs deferred                         (41,581)    (38,423)    (41,439)
  Amortization of deferred policy acquisition costs          13,326      10,060       8,594
  Cumulative effect of accounting changes                         -           -       7,823
  Other, net                                                 (1,057)     (7,313)      5,485
                                                           --------------------------------
Net cash provided by operating activities                    56,691      37,669      43,459

INVESTING ACTIVITIES
Securities available-for-sale:
 Sales:
  Fixed maturities                                          118,212      34,553      27,952
  Equity securities                                           1,105      50,485      60,641
 Maturities - fixed maturities                               36,740      38,925      67,554
 Purchases:
  Fixed maturities                                         (201,698)   (143,013)   (132,809)
  Equity securities                                            (186)    (43,893)    (55,893)
Securities held-to-maturity:
  Maturities - fixed maturities                              19,202      40,114           -
  Purchases - fixed maturities                                    -     (43,000)          -
Sale, maturity or repayment of investments:
  Mortgage loans on real estate                              16,613      22,069      20,975
  Investment real estate                                        450       3,068       2,937
  Other long-term investments                                     -         250           -

                        Southland Life Insurance Company

                                                                YEAR ENDED DECEMBER 31
                                                             1995         1994        1993
                                                         ----------------------------------
                                                                     (In Thousands)
                                                                     --------------
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
Mortgage loans on real estate                              (85,580)     (76,403)    (50,928)
 Investment real estate                                          -         (462)       (374)
Policy loans, net                                             (727)       2,812       1,945
Short-term investments, net                                      -       14,600     (11,400)
Additions to property and equipment                            (62)          (9)        (12)
Disposal of property and equipment                             780          206          75
                                                         -----------------------------------
Net cash used by investing  activities                     (95,151)     (99,490)    (69,337)

FINANCING ACTIVITIES
(Decrease) increase in indebtedness to related parties      (5,261)       3,968       4,410
Receipts from interest sensitive products credited to      101,462       81,927      75,635
 policyholder account balances
Return of policyholder account balances on interest
 sensitive policies                                        (25,244)     (16,305)    (15,295)
Return of capital and dividends paid to stockholder        (42,060)     (23,700)    (16,600)
                                                         -----------------------------------
Net cash provided by financing activities                   28,897       45,890     48 ,150
                                                         -----------------------------------

Net (decrease) increase in cash                             (9,563)     (15,931)     22,272
Cash at beginning of year                                   10,831       26,762       4,490
                                                         -----------------------------------
Cash at end of year                                       $  1,268    $  10,831   $  26,762
                                                         ===================================

SIGNIFICANT NONCASH TRANSACTIONS

During 1995, the Company transferred fixed maturity securities having a fair value plus accrued interest of $92,305,000 and $27,325,000 of cash to the parent company as a return of capital. This transaction was approved by state regulatory authorities and is reflected in the accompanying statement of stockholder's equity as a reduction to additional paid-in capital and unrealized investment gains on securities.

Held-to-maturity fixed maturity securities having an amortized cost value of $182,430,000 and a fair value of $199,206,000 were transferred to the available-for-sale category on December 26, 1995.

The Company declared a $5,000,000 dividend to its parent company during 1994 which was unpaid as of December 31, 1994 and was presented as indebtedness to related parties in the accompanying balance sheet. The dividend was paid in cash by the Company in January 1995.

See accompanying notes.
-----------------------

                        Southland Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF FINANCIAL STATEMENTS

Southland Life Insurance Company (the Company) is a wholly-owned subsidiary of Internationale Nederlanden America Life Corporation (America Life), an indirect, wholly-owned subsidiary of Internationale Nederlanden Groep. The accompanying financial statements have been prepared on the basis of generally accepted accounting principles.

NATURE OF OPERATIONS

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life. The Company also provides stop-loss coverage on group health insurance. Operations are conducted through independent producers. The Company is presently licensed in forty-eight states (all states except for New York and Vermont), the District of Columbia, and Puerto Rico.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

Effective January 1, 1993, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 109, Accounting for Income Taxes. Prior to 1993, the Company accounted for income taxes under the provisions of APB Opinion No. 11, Accounting for Income Taxes. As permitted under the new rules, prior years' financial statements have not been restated. The cumulative effect of adopting FASB Statement 109 as of January 1, 1993 was to decrease net income by $7,800,000.

In 1993 the Company adopted FASB Statement No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. This statement eliminates the practice of reporting amounts for reinsured contracts net of the effects of reinsurance. The statement requires that reinsurance receivables and prepaid reinsurance premiums are to be reported as assets. The statement establishes conditions required for a contract with a reinsurer to qualify for reinsurance accounting. Contacts that do not result in the possibility that the reinsurer may realize significant gain or loss from the insurance risk assumed would be accounted for as deposits. The adoption of this statement had no effect on income before the cumulative effect of accounting changes or net income.

In May 1993, the Financial Accounting Standards Board issued FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. In accordance with the statement, prior period financial statements have not been restated to reflect the change in accounting principle. The cumulative effect as of January 1, 1994 of adopting Statement 115 had no impact on income. The opening balance of stockholder's equity was increased by $37,960,000 (net of tax of $20,440,000) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost less an adjustment for $14,692,000 (net of tax of $7,911,000) to deferred policy acquisition costs and present value of future profits (PVFP) for the change in expected future gross profits.

In 1994, the Company adopted the provisions of FASB Statement No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, which require disclosures about derivative financial instruments such as futures, forwards,

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES (CONTINUED)

swaps and options and other financial instruments with similar characteristics. The statement also amends existing disclosure requirements of FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and No. 107, Disclosures about Fair Value of Financial Instruments.

Beginning in 1995, the Company adopted FASB Statement No. 114, Accounting by Creditors for Impairment of a Loan, and FASB Statement No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures, which amends Statement No. 114. Under the amended statement, the 1995 allowance for credit losses related to loans that are identified for evaluation in accordance with Statement 114 is based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. Adoption of this standard had no impact on net income or stockholder's equity.

INVESTMENTS

Investments are shown on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost.

Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of tax, and deferred acquisition cost and present value of future profit adjustments, reported in a separate component of stockholder's equity.

The Company does not hold trading securities.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Equity securities are reported at fair value. Mortgage loans are carried at the unpaid balances. Investment real estate is carried at cost, less accumulated depreciation. Investment real estate is depreciated on a straight line basis over the estimated useful life of the respective properties. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES AND COSTS

For life and annuity contracts other than universal life or investment-type contracts, premiums are recognized as revenues over the premium-paying period, with valuation reserves for future benefits established on a pro-rata basis from such premiums.

Revenues for universal life and investment-type contracts consist of policy charges for the cost of insurance and policy administration and surrender charges assessed during the period. Expenses include interest credited to policy account balances and benefits incurred in excess of policy account balances. Certain profits on limited-payment policies are deferred and recognized over the policy term.

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves. Anticipated investment income is considered in determining if a premium deficiency related to short-term contracts exists.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring traditional life insurance, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.
For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross profits from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves, with the exception of reserves for universal life-type policies and investment products, are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 2.5% to 5%. Policy benefit claims are charged to expense in the year that the claims are incurred. Health reserves consist principally of unearned premiums and claim reserves.

Benefit reserves for interest sensitive products (including universal life-type policies) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFITS (CONTINUED)

excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.5% to 8.18% during 1995 and 1994, and 5% to 8.75% during 1993.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess first year policy service fees over renewal period policy service fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

GOODWILL

The excess cost of acquired subsidiaries over the sum of amounts assigned to identifiable assets at acquisition, less liabilities assumed, is recorded as goodwill. Generally, goodwill is amortized using the straight-line method over forty years.

PRESENT VALUE OF FUTURE PROFITS

The present value of future profits (PVFP) represents the profits to be realized from future premiums on insurance in-force (at the date of acquisition) from businesses acquired. The PVFP arises from the acquisition of the Company by America Life.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS (CONTINUED)

The PVFP is being amortized over the years that it is anticipated such profits will be received. In general, this value is determined using the same assumptions applied to compute benefit reserves and deferred policy acquisition costs, discounted to provide an appropriate rate of return. Interest for traditional life business is accrued at a rate of 8.45% and 9% in 1995 and 1994, respectively, grading down to 6% over the next 14 years. Interest for universal life business is amortized based on the credited rate.

An analysis of the PVFP for the years ended December 31 follows:

                                                                1995       1994       1993
                                                              ------------------------------
                                                                     (In Thousands)
Balance at beginning of year                                  $100,602   $107,318   $118,571
Interest accrued on unamortized balance                          7,915      8,882     10,381
Amortization                                                   (18,070)   (19,296)   (21,634)
FAS 115 adjustment                                             (12,243)     3,698          -
                                                              ------------------------------
Balance at end of year                                        $ 78,204   $100,602   $107,318
                                                              ==============================

The estimated amount to be amortized during each of the next five years is shown below (in thousands):

                                          AMORTIZATION OF
                                               PVFP
                                          ---------------
                                           (In Thousands)

                 1996                          $16,552
                 1997                           14,746
                 1998                           13,051
                 1999                           11,579
                 2000                           10,103


                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis over the estimated useful lives of the respective assets.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits.

PENDING ACCOUNTING STANDARDS

In March 1995, the FASB issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company will adopt Statement No. 121 in the first quarter of 1996, and based on current circumstances, management does not believe the effect of adoption will be material.

RECLASSIFICATIONS

Certain amounts in the 1993 and 1994 financial statements have been reclassified to conform to the 1995 presentation.

                        Southland Life Insurance Company

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and fair values of the Company's financial instruments at December 31, 1995 and 1994 are summarized below:

                                      DECEMBER 31, 1995      DECEMBER 31, 1994
                                      CARRYING      FAIR     CARRYING      FAIR
                                       AMOUNT      VALUE      AMOUNT      VALUE
                                     --------------------------------------------
                                         (In Thousands)         (In Thousands)
ASSETS
Fixed maturities:
 Available-for-sale                    $871,637   $871,637   $62 3,831   $623,831
 Held-to-maturity                             -          -     200,554    201,704
Equity securities                           764        764       1,602      1,602
Commercial mortgages                    300,445    331,584     231,171    231,068
Residential mortgages                       226        226         235        235
Policy loans                             80,164     69,383      79,437     67,279

LIABILITIES
Supplemental contracts without
 life contingencies                         934        934         966        966
Other policyholder funds left on
 deposit                                  2,992      2,992       3,208      3,208
Individual and group annuities,
 net of reinsurance                      22,452     22,220      26,032     25,690

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

FIXED MATURITIES AND EQUITY SECURITIES: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

                        Southland Life Insurance Company

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE: Estimated fair values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on options features is available, option values are determined using a binomial valuation method and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk. Fair values for residential loans are based on discounted cash flows and approximate carrying value.

POLICY LOANS: The fair values for policy loans are estimated by discounting cash flows at the interest rates charged on policy loans of similar policies currently being issued. Loans with similar characteristics are aggregated for purposes of the calculations.

DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (swaps hedging fixed maturities) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing. Swaps with a fair value of $1,544,000 at December 31, 1995 and $(4,690,000) at December 31, 1994 represent asset hedges and are reported as a component of fixed maturity securities on the accompanying balance sheets.

OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts and supplemental contracts without life contingencies are estimated based on the cash surrender value. The carrying values of other liabilities including immediate annuities, dividend accumulations, and premium deposits approximate their fair values.

                        Southland Life Insurance Company

3. INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1995:

                                          COST OR          GROSS                GROSS         ESTIMATED
                                         AMORTIZED    UNREALIZED GAINS    UNREALIZED LOSSES     FAIR
                                           COST                                                 VALUE
                                          -------------------------------------------------------------
                                                             (In Thousands)
Available-for-sale:
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies               $ 41,415              $ 8,310         $   -         $  49,725
States, municipalities and political
 subdivisions                                6,208                  232             -             6,440

 Public utilities securities                48,451                6,217             -            54,668
 Corporate securities                      418,769               47,814            64           466,519
 Mortgage-backed securities                239,419               12,677           397           251,699
 Other asset-backed securities              38,793                2,284            35            41,042
 Derivatives hedging fixed maturities            -                1,774           230             1,544
                                          -------------------------------------------------------------
Total fixed maturities                     793,055               79,308           726           871,637

Preferred stocks                               530                   73            12               591
Common stocks                                   84                  108            19               173
                                          -------------------------------------------------------------
Total                                     $793,669              $79,489          $757          $872,401
                                          =============================================================

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1994:

                                          COST OR                                             ESTIMATED
                                         AMORTIZED         GROSS                GROSS           FAIR
                                           COST       UNREALIZED GAINS    UNREALIZED LOSSES     VALUE
                                          ------------------------------------------------------------
                                                             (In Thousands)
Available-for-sale:
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                $ 43,654              $ 1,159        $    298      $  44,515
Public utilities securities                 29,493                  801             658         29,636
Corporate securities                       326,240                3,385          11,658        317,967
Mortgage-backed securities                 227,008                4,514          13,171        218,351
Other asset-backed securities               19,159                  116           1,223         18,052
Derivatives hedging fixed maturities             -                    -           4,690         (4,690)
                                          ------------------------------------------------------------
Total fixed maturities                     645,554                9,975          31,698        623,831

Preferred stocks (nonredeemable)             1,532                    7              18          1,521
Common stocks                                    -                   81               -             81
                                          ------------------------------------------------------------
Total                                     $647,086              $10,063         $31,716       $625,433
                                          ============================================================

Held-to -maturity:
Public utilities securities               $ 23,391              $ 1,008         $     -       $ 24,399
Corporate securities                       168,229                3,881           3,537        168,573
Other asset-backed securities                8,934                   56             258          8,732
                                          ------------------------------------------------------------
Total                                     $200,554              $ 4,945         $ 3,795       $201,704
                                          ============================================================


                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Held-to-maturity fixed maturity securities having an amortized cost of $182,430,000 and a fair value of $199,206,000 were transferred to the available-for-sale category on December 26, 1995, resulting in a net unrealized gain of $10,904,000 (net of $5,872,000 of deferred taxes). The Company reassessed the appropriateness of its classification of securities as held-to-maturity upon reviewing the interpretive guidance provided in the FASB publication A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities.

The amortized cost and estimated fair value of debt securities by contractual maturity and marketable equity securities at December 31, 1995 are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                         AMORTIZED      FAIR
                                                           COST         VALUE
                                                         ----------------------
                                                             (In Thousands)
Available-for-sale:
 Due in one year or less                                 $  3,989      $  4,098
 Due after one year through five years                     94,604       102,648
 Due after five years through ten years                   231,262       253,977
 Due after ten years                                      184,988       218,173
                                                         ----------------------
                                                          514,843       578,896
 Mortgage-backed securities                               239,419       251,699
 Other asset-backed securities                             38,793        41,042
 Equity securities                                            614           764
                                                         ----------------------
Total available-for-sale                                 $793,669      $872,401
                                                         ======================

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1995 and 1994 are summarized as follows:

                                                DECEMBER 31, 1995
                                            FIXED      EQUITY    TOTAL
                                           ----------------------------
                                                   (In Thousands)
Gross unrealized gains                     $ 79,308     $181   $ 79,489
Gross unrealized losses                         726       31        757
                                           ----------------------------
Net unrealized gains                         78,582      150     78,732
Deferred income tax expense                 (27,504)     (53)   (27,557)
                                           ----------------------------
Net unrealized gains after taxes             51,078       97     51,175
Less:
 Balance at beginning of year               (14,120)      47    (14,073)
                                           ----------------------------
Change in net unrealized gains             $ 65,198     $ 50   $ 65,248
                                           ============================



                                                DECEMBER 31, 1994
                                            FIXED      EQUITY    TOTAL
                                           ----------------------------
                                                   (In Thousands)
Gross unrealized gains                     $  9,975     $ 88   $ 10,063
Gross unrealized losses                      31,698       18     31,716
                                           ----------------------------
Net unrealized gains (losses)               (21,723)      70    (21,653)
Deferred income tax benefit
   (expense)                                  7,603      (23)     7,580
                                           ----------------------------
Net unrealized gains (losses) after
    taxes                                   (14,120)      47    (14,073)
Less:
 Balance at beginning of year                     -      (23)       (23)
 Adjustments for change in
   accounting method                         37,960        -     37,960
                                           ----------------------------
Change in net unrealized gains
    (losses)                               $(52,080)    $ 70   $(52,010)
                                           ============================

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

As part of its overall investment management strategy, the Company has entered into agreements to purchase securities as follows:

                                         DECEMBER 31
                                        1995       1994
                                       -----------------
                                         (In Thousands)

Investment purchase commitments        $21,865   $12,340


Major categories of investment income for the years ended December 31 are summarized as follows:

                                             1995          1994      1993
                                           --------------------------------
                                                     (In Thousands)

Fixed maturities                           $ 74,911       $69,031   $67,570
Equity securities                                73             -         -
Mortgage loans on real estate                23,851        19,139    15,848
Policy loans                                  4,775         4,735     4,821
Other investments                             1,457         2,986     2,839
                                           --------------------------------
                                            105,067        95,891    91,078
Investment expenses                          (1,788)       (2,089)    1,909
                                           --------------------------------
Net investment income                      $103,279       $93,802   $89,169
                                           ================================

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows:

                                                  1995     1994      1993
                                                 --------------------------
                                                     (In Thousands)

Fixed maturities                                 $2,824   $ 1,248   $ 1,820
Equity securities                                     -    (2,577)   (1,066)
Real estate and other                                56       (16)    5,500
                                                 --------------------------
Net realized gain (losses) on investments        $2,880   $(1,345)  $ 6,254
                                                 ==========================

During 1995 and 1994, debt and marketable equity securities available-for-sale were sold with a fair value at the date of sale of $119,317,000 and $85,038,000, respectively. Gross gains of $3,494,000 and $1,940,000 and gross losses of $670,000 and $3,269,000 were realized on those sales in 1995 and 1994, respectively. Proceeds from sales of investments in fixed maturities during 1993 were $27,952,000. Gross gains of $5,085,000 and gross losses of $3,265,000 were realized on those sales.

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts to reduce and manage interest rate risk associated with individual assets and liabilities and its overall aggregate portfolio.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. The differential to be paid or received is accrued as interest rates change and is recognized as an adjustment to interest expense or income. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

                        Southland Life Insurance Company

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparty credit standing and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts at December 31, 1995 and 1994:

                                            DECEMBER 31, 1995

                              NOTIONAL    AMORTIZED     FAIR         BALANCE
                               AMOUNT       COST        VALUE         SHEET
                             -------------------------------------------------
Interest rate contracts:
Swaps                        $28,000,000    $  -     $ 1,774,425   $ 1,774,425
Swaps-affiliates              25,000,000       -        (230,300)     (230,300)
                             -------------------------------------------------
Total swaps                  $53,000,000    $  -     $ 1,544,125   $ 1,544,125
                             =================================================


                                            DECEMBER 31, 1994

                              NOTIONAL    AMORTIZED     FAIR         BALANCE
                               AMOUNT       COST        VALUE         SHEET
                             -------------------------------------------------
Interest rate contracts:
Swaps                        $28,000,000    $  -     $(1,866,315)  $(1,866,315)
Swaps-affiliates              25,000,000       -      (2,823,186)   (2,823,186)
                             -------------------------------------------------
Total swaps                  $53,000,000    $  -     $(4,689,501)  $(4,689,501)
                             =================================================

                        Southland Life Insurance Company

5. CONCENTRATIONS OF CREDIT RISK

At December 31, 1995, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value of $11,625,000 and a fair value of $11,826,000. These holdings amounted to 1.4% of the Company's investment in bonds and less than 1% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1995, the Company's commercial mortgages involved a concentration of properties located in Florida (23%), Pennsylvania (12%) and Georgia (11%). The remaining commercial mortgages relate to properties located in 22 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $6,900,000.

6. EMPLOYEE BENEFIT PLANS

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of Life Insurance Company of Georgia (Life of Georgia), an affiliated insurer. The Company reimburses Life of Georgia for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses Life of Georgia for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

7. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. Substantially all of the guaranteed investment contracts and the associated prepaid reinsurance premiums are ceded under a reinsurance agreement with an affiliate. As of

                        Southland Life Insurance Company

7. REINSURANCE (CONTINUED)

December 31, 1995, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $250,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contacts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurer.

The carrying values of amounts recoverable from reinsurers approximate their fair value.

                        Southland Life Insurance Company

7. REINSURANCE (CONTINUED)

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1995, 1994 and 1993 is as follows:

                                                                                         PERCENTAGE OF
                                               CEDED TO         ASSUMED                     AMOUNT
                              GROSS              OTHER         FROM OTHER        NET       ASSUMED TO
                              AMOUNT           COMPANIES        COMPANIES       AMOUNT         NET
                             --------------------------------------------------------------------------
                                                         (In Thousands)
1995
Life insurance in
  force                      $18,048,076         $4,138,717      $  809        $13,910,168      0.01%
                             ==========================================================================
Premiums:
  Life insurance             $    39,182         $    8,073      $  201        $    31,310      0.64%
  Health insurance                60,318             37,346          -              22,972      0.00%
                             --------------------------------------------------------------------------
Total premiums               $    99,500         $   45,419      $  201        $    54,282      0.37%
                             ==========================================================================
1994
Life insurance in
  force                      $15,284,670         $3,396,943      $2,307        $11,890,034      0.02%
                             ==========================================================================
Premiums:
  Life insurance             $    36,116         $    7,356      $1,740        $    30,500      5.70%
  Health insurance                18,495             10,145          -               8,350      0.00%
                             --------------------------------------------------------------------------
Total premiums               $    54,611         $   17,501      $1,740        $    38,850      4.48%
                             ==========================================================================
1993
Life insurance in
  force                      $13,952,869         $2,405,218      $1,078        $11,548,729      0.01%
                             ==========================================================================
Premiums:
  Life insurance             $    38,343         $    7,660      $1,519        $    32,202      4.72%
  Health insurance                10,002              3,009          -               6,993      0.00%
                             --------------------------------------------------------------------------
Total premiums               $    48,345         $   10,669      $1,519        $    39,195      3.87%
                             ==========================================================================


8. INCOME TAXES

The Company, which was acquired by America Life in 1989, filed a separate federal income tax return for years prior to 1995 due to consolidated return eligibility regulations.

The Company will file a consolidated federal income tax return in 1995 with Internationale Nederlanden U.S. Insurance Holdings (the direct parent of America
Life) and other U.S. affiliates and subsidiaries, with the exception of First ING Life Insurance Company of New York. The affiliated companies that join in the filing of the consolidated federal return have entered into a tax sharing agreement which provides for an allocation of taxes among life and nonlife members. Under the agreement, a life member may not receive the full benefit of a taxable loss in the year the loss is incurred. The agreement provides that a loss member will receive at least 50% of the loss utilized by other members and that any remaining benefit will be fully repaid when the loss member could have used the loss had they filed a separate federal income tax return. The deferred payments or receipts for the use of losses are accounted for as a component of the Company's deferred tax liability.

The current tax liability of $5,816,000 is payable to the parent company, America Life, under the terms of the tax sharing agreement.

                        Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                       DECEMBER 31
                                                      1995     1994
                                                    -----------------
                                                     (In Thousands)
Deferred income tax liability:
 Deferred policy acquisition costs                  $34,700   $33,400
 PVFP                                                 7,500    5,60 0
 Deferred investment gains                            2,300         -
 Unrealized investment gains and losses              24,800         -
 Reserves                                                 -     3,400
 Bond/mortgage loans market discount                    700       900
 Other reserves                                       2,100     2,300
                                                    -----------------
Total deferred income tax liability                  72,100    45,600

Deferred income tax asset:
 Unrealized investment gains and losses                   -     8,200
 Reinsurance liability                                    -    5,3 00
 Benefit reserves                                    14,100         -
 Other assets                                         2,764     1,900
 Other liabilities                                        -     1,070
                                                    -----------------
Total deferred income tax asset                      16,864    16,470
Valuation allowance for deferred tax asset                -         -
                                                    -----------------
Deferred income tax asset after allowance            16,864    16,470
                                                    -----------------
Net deferred income tax liability                   $55,236   $29,130
                                                    =================

                        Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the accompanying statements of income follows:

                                                        YEAR ENDED DECEMBER 31
                                                       1995      1994      1993
                                                      --------------------------
Statutory federal income tax rate                      35.0%     35.0%     35.0%
Tax-preferred investment income                           -       (.1)      (.1)
Goodwill                                                 .7       1.0        .9
Change in deferred liability due to tax settlement        -         -      (7.2)
Other items, net                                          -      (1.3)     (4.4)
                                                      --------------------------
Effective tax rate                                     35.7%     34.6%     24.2%
                                                      ==========================

The components of federal income tax expense consist of the following:

                                                        YEAR ENDED DECEMBER 31
                                                       1995       1994      1993
                                                      ----------------------------
Current                                                $22,913   $13,768   $11,649
Deferred                                                   915     4,954       902
                                                      ----------------------------
Federal income tax expense                             $23,828   $18,722   $12,551
                                                      ============================


The Company made net income tax payments of $16,254,000 during 1995, $22,585,000 during 1994, and $10,604,000 during 1993 for current income taxes and settlements of prior year returns.

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Statutory capital and surplus was $78,992,000 and $159,223,000 at December 31, 1995 and 1994, respectively. Statutory net income was $42,182,000, $36,539,000, and $36,871,000 for the years ended December 31, 1995, 1994, and 1993, respectively.

                        Southland Life Insurance Company

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1995. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the state insurance department is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

The Company, which is domiciled in Texas, prepares its statutory-basis financial statements in accordance with accounting principles and practices prescribed or permitted by the state of Texas. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
(NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory financial statements. The Company does not currently apply permitted statutory practices which differ from prescribed accounting practices.

During 1992 and 1993, the NAIC approved certain Risk-Based Capital (RBC) requirements for life/health insurance companies. Those requirements were effective in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 1995, the Company met RBC requirements.

At December 31, 1995 and 1994, bonds with an amortized cost of $8,376,000 and $7,634,000 , respectively, were on deposit with various state insurance departments to meet regulatory requirements.

                        Southland Life Insurance Company

10. COMMITMENTS AND CONTINGENT LIABILITIES

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. The Company has accrued for estimated future assessments net of future premium tax deductions.

11. SERVICE AGREEMENT WITH AFFILIATE

The Company has a service agreement with Life of Georgia whereby this affiliate provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement. During 1995, 1994, and 1993, the Company reimbursed Life of Georgia $24,573,000, $28,000,000, and $27,843,000, respectively, under this agreement.
The Company has a payable to Life of Georgia of $5,894,000 and $6,200,000 at December 31, 1995 and 1994, respectively, related to this agreement. This payable is included within indebtedness to related parties in the accompanying balance sheets.

12. FINANCING ARRANGEMENTS

The Company has a revolving line of credit totaling $40,000,000 which matures 30 days from the date of advancement. This line of credit expires February 29, 1996. Interest rates on these borrowings are tied to the Federal Funds rate plus .25%. Outstanding borrowings under this agreement were $0 at December 31, 1995 and 1994.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Texas Business Corporations Act Article 2.02-1 is a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents. This Article also grants to corporations the power to purchase director and officer insurance.

Article XXVIII of the Southland Life Insurance Company Bylaws provides as follows:

                                 ARTICLE XXVIII

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

        SECTION 1. Authorization for indemnification of Directors and officers in actions by or in the right of a company to procure a judgment in its favor.


        (a) Any person made party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer of the Company, shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such Director or officer is adjudged to have breached his duty to the Company.

        (b) The indemnification authorized under paragraph (a) shall in no case include:

                (1) Amounts paid in settling or otherwise disposing of a threatened or a pending action with or without court approval; or

                (2) Expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

        SECTION 2. Authorization for indemnification of Directors and officers in actions or proceedings other than by or in the right of a company to procure a judgment in its favor.

        (a) Any person made, or threatened to be made, a party in an action or proceeding other than one by or in the right of the company to procure a judgment in its favor, whether civil, criminal or administrative, including an action by or in the right of any other company of any type or kind, domestic or foreign, which any Director or officer of the Company, served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, was a Director or officer of the Company, or served such other company in any capacity, shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

        (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Company or that he had reasonable cause to believe that this conduct was unlawful.

        SECTION 3. Payment of indemnification other than by court award.

        (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil, criminal, or administrative action or proceeding of the character described in Section 1 or Section 2 above shall be entitled to indemnification as authorized in such Section 1 or Section 2.

        (b) Except as provided in Paragraph (a) of this Section 3, any indemnification under Section 1 or Section 2 above, unless ordered by a court, shall be made by the Company only if authorized in the specific case:

                (1) By the Board of Directors acting by a quorum consisting of Directors who are not parties to such action or proceeding upon a finding that the Director or officer has met the standard of conduct set forth in Section 1 or Section 2, as the case may be; or

                (2) If a quorum of the Board of Directors is not obtainable with due diligence:

                        (A) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 1 or Section 2 above has been met by such Director or officer, or

                        (B) By the stockholder (excluding the director or officer) upon a finding that the Director or officer has met the applicable standard of conduct set forth in Section 1 or Section 2 above.


        (c) Reasonable expenses incurred in defending a civil, criminal or administrative action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding if authorized under paragraph (b) of this Section 3 and if the Director or officer submits a written affirmation that he meets the standards necessary for indemnification and if the facts known to those making the determination would not preclude indemnification, but subject to a written undertaking of repayment if ultimately found not to be entitled to indemnification under the provisions hereof.


        SECTION 4.  General

        The foregoing provisions of this Article XXVIII shall be deemed to be a contract between the Company and each Director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or therefore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

        The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any Director or officer may be entitled apart from the provisions of this Article XXVIII.

        The Board of Directors in its discretion shall have the power on behalf of the Company to indemnify any person, other than a Director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the company. Such indemnification shall be to the same extent and subject to the same standards as indemnification for a director or officer.

        SECTION 5.  Liability Insurance

        The company and/or the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the company or who is or was serving at the request of the company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any and all liability asserted against him and/or incurred by him in such capacity or arising out of his status as such a person, whether or not such person would be subject to or eligible for indemnification under the other provisions of this Article XXVIII.



                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)

        Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 82 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representations pursuant to Section 26(e)(2)(A).
         The signatures.

         Written consents of the following persons: Francis J. Mulcahy, Esquire; Pamela Crane, Senior Vice President, Actuarial; Ernst & Young, LLP;
         and Sutherland, Asbill & Brennan, LLP.

         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.

                  A.
                  (1) Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1 *
                  (2)      Not Applicable
                  (3)      (a)      Form of Underwriting Agreement between
                                    Southland Life Insurance Company and ING
                                    America Equities, Inc. **
                           (b)      Form of Distribution Agreement ***
                           (c)      Schedule of Sales Commissions ****
                  (4)      Not applicable

                  (5)      (a)      Specimen Flexible Premium Adjustable
                                    Combination Fixed and Variable Life
                                    Insurance Policy *****
                           (b)      Adjustable Term Insurance Rider ****
                           (c)      Accidental Death Benefit Rider ****
                           (d)      Additional Insured Rider ****
                           (e)      Children's Insurance Rider ****
                           (f)      Exchange of Insured Rider ****
                           (g)      Guaranteed Insurability Rider ****
                           (h)      Waiver of the Cost of Insurance Rider ****
                           (i)      Waiver of Specified Premium Rider ****

                           (j)      Guaranteed Minimum Death Benefit Rider
                  (6)      (a)      Amended and restated Articles of
                                    Incorporation of Southland Life Insurance
                                    Company ***
                           (b)      By-laws of Southland Life Insurance
                                    Company **
                  (7)      Not applicable
                  (8)      (a)      Form of participation/distribution agreement
                                    between The Alger American Fund and the
                                    Company ***
                           (b)      Form of participation/distribution agreement
                                    between Fidelity Variable Insurance Products
                                    Fund and the Company ***
                           (c)      Form of participation/distribution agreement
                                    between Fidelity Variable Insurance Products
                                    Fund II and the Company ***
                           (d)      Form of participation/distribution agreement
                                    between INVESCO Variable Investment Funds,
                                    Inc. and the Company ***
                           (e)      Form of participation/distribution agreement
                                    between Janus Aspen Series and
                                    the Company ***
                  (9)      Not applicable

                  (10)     Application form *****
                  (11) Description of issuance, transfer and redemption procedures ****

                  B.       Not applicable

                  C.       Not applicable

         2.       Opinion and Consent of Francis J. Mulcahy, Esquire

         3.       Not applicable

         4.       Not applicable

         5.       Not applicable

         6. Opinion and consent of Pamela Crane, Senior Vice President, Actuarial, of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered

         7.       (a)      Consent of Ernst & Young LLP

                  (b)      Consent of Sutherland, Asbill & Brennan, LLP

----------------------
* Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.

** Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.

*** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.

**** Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.


***** Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Southland Separate Account L1, has duly caused this Post-Effective Amendment Number 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 25th day of October, 1996.

                                            Southland Separate Account L1
                                            Southland Life Insurance Company
(SEAL)                                      (Depositor)

Attest: /s/ Francis J. Mulcahy              By: /s/ James D. Thompson
        --------------------------             -----------------------------
        Francis J. Mulcahy, Vice President      James D. Thompson, President
        Secretary & General Counsel             & Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company has duly caused this Post-Effective Amendment Number 2 to the Registration Statement to be signed on its behalf by the undersigned persons in their capacities with Southland Life Insurance Company thereunto authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 25th day of October, 1996.

(SEAL)                                      Southland Life Insurance Company

Attest: /s/ Francis J. Mulcahy              By: /s/ James D. Thompson
        --------------------------              ------------------------------
        Francis J. Mulcahy, Vice President      James D. Thompson, President
        Secretary & General Counsel             & Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Principal Officers

Signature                        Title                         Date
---------                        -----                         ----

/s/ James D. Thompson       President &                     October 25, 1996
---------------------       Chief Operating Officer
James D. Thompson

/s/ Robert J. St. Jacques   Chief Executive Officer          October 25, 1996
-------------------------
Robert J. St. Jacques

/s/ Francis J. Mulcahy      Vice President, Secretary        October 25, 1996
-------------------------   & General Counsel
Francis J. Mulcahy


Board of Directors

/s/ R. Glenn Hilliard       Chairman of the Board            October 25, 1996
-------------------------
R. Glenn Hilliard

/s/ Robert J. St. Jacques   Vice Chairman                    October 25, 1996
-------------------------
Robert J. St. Jacques

/s/ Michael W. Cunningham   Director                         October 25, 1996
-------------------------
Michael W. Cunningham

/s/ Linda B. Emory          Director                         October 25, 1996
-------------------------
Linda B. Emory

/s/ James D. Thompson       Director                         October 25, 1996
-------------------------
James D. Thompson

                            Director                                   , 1996
-------------------------                                   -----------
P. Randall Lowery

/s/ Francis J. Mulcahy      Director                         October 25, 1996
-------------------------
Francis J. Mulcahy

Exhibit Index


1.A.(5)(j)    Guaranteed Minimum Death Benefit Rider



2.            Opinion and Consent of Francis J. Mulcahy, Esquire


6. Opinion and Consent of Pamela Crane, Senior Vice President, Actuarial, of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered


7.(a)         Consent of Ernst & Young LLP


7.(b)         Consent of Sutherland, Asbill & Brennan, L.L.P.